EXHIBIT 99.1

GSAA 04-11  Preliminary Cap Schedule

Period   Deal pay date  Cap pay date  LIBOR set date          Balance    Lower Strike  Upper Strike

1            25-Jan-05     24-Jan-05       23-Dec-04   485,548,988.40          5.5481       10.0000
2            25-Feb-05     24-Feb-05       23-Jan-05   471,291,331.41          5.5481       10.0000
3            25-Mar-05     24-Mar-05       23-Feb-05   457,452,146.96          6.2259       10.0000
4            25-Apr-05     24-Apr-05       23-Mar-05   444,019,157.18          5.6234       10.0000
5            25-May-05     24-May-05       23-Apr-05   430,980,444.33          5.8108       10.0000
6            25-Jun-05     24-Jun-05       23-May-05   418,324,440.20          5.6234       10.0000
7            25-Jul-05     24-Jul-05       23-Jun-05   406,039,915.90          5.8108       10.0000
8            25-Aug-05     24-Aug-05       23-Jul-05   394,115,971.91          5.6234       10.0000
9            25-Sep-05     24-Sep-05       23-Aug-05   382,542,028.39          5.6987       10.0000
10           25-Oct-05     24-Oct-05       23-Sep-05   371,307,815.85          5.8886       10.0000
11           25-Nov-05     24-Nov-05       23-Oct-05   360,403,365.99          5.6987       10.0000
12           25-Dec-05     24-Dec-05       23-Nov-05   349,819,002.93          5.8887       10.0000
13           25-Jan-06     24-Jan-06       23-Dec-05   339,545,334.60          5.6987       10.0000
14           25-Feb-06     24-Feb-06       23-Jan-06   329,573,244.43          5.6987       10.0000
15           25-Mar-06     24-Mar-06       23-Feb-06   319,893,883.25          6.3927       10.0000
16           25-Apr-06     24-Apr-06       23-Mar-06   310,498,661.48          5.7741       10.0000
17           25-May-06     24-May-06       23-Apr-06   301,379,241.50          5.9666       10.0000
18           25-Jun-06     24-Jun-06       23-May-06   292,527,530.26          5.7741       10.0000
19           25-Jul-06     24-Jul-06       23-Jun-06   283,935,672.10          5.9666       10.0000
20           25-Aug-06     24-Aug-06       23-Jul-06   275,596,041.81          5.7742       10.0000
21           25-Sep-06     24-Sep-06       23-Aug-06   267,501,237.88          5.8496       10.0000
22           25-Oct-06     24-Oct-06       23-Sep-06   259,644,075.88          6.0481       10.0000
23           25-Nov-06     24-Nov-06       23-Oct-06   252,017,724.06          5.8530       10.0000
24           25-Dec-06     24-Dec-06       23-Nov-06   244,615,263.35          6.0481       10.0000
25           25-Jan-07     24-Jan-07       23-Dec-06   237,430,123.59          5.8530       10.0000
26           25-Feb-07     24-Feb-07       23-Jan-07   230,455,927.34          5.8530       10.0000
27           25-Mar-07     24-Mar-07       23-Feb-07   223,686,484.28          6.5637       10.0000
28           25-Apr-07     24-Apr-07       23-Mar-07   217,115,785.65          5.9291       10.0000
29           25-May-07     24-May-07       23-Apr-07   210,738,012.12          6.1268       10.0000
30           25-Jun-07     24-Jun-07       23-May-07   204,547,488.49          5.9292       10.0000
31           25-Jul-07     24-Jul-07       23-Jun-07   198,538,719.49          6.1268       10.0000
32           25-Aug-07     24-Aug-07       23-Jul-07   192,706,371.08          5.9292       10.0000
33           25-Sep-07     24-Sep-07       23-Aug-07   187,045,265.70          5.9994       10.0000
34           25-Oct-07     24-Oct-07       23-Sep-07   181,550,344.58          9.0988       10.0000
35           25-Nov-07     24-Nov-07       23-Oct-07   176,172,280.35          8.8270       10.0000
36           25-Dec-07     24-Dec-07       23-Nov-07   170,953,313.87          9.1210       10.0000
37           25-Jan-08     24-Jan-08       23-Dec-07   165,888,439.61          8.8264       10.0000
38           25-Feb-08     24-Feb-08       23-Jan-08   160,973,118.49          8.8261       10.0000
39           25-Mar-08     24-Mar-08       23-Feb-08   156,202,944.91          9.4349       10.0000
40           25-Apr-08     24-Apr-08       23-Mar-08   151,573,647.92          9.3865       10.0000
41           25-May-08     24-May-08       23-Apr-08   147,088,799.13          9.7036       10.0000
42           25-Jun-08     24-Jun-08       23-May-08   142,736,293.01          9.3903       10.0000
43           25-Jul-08     24-Jul-08       23-Jun-08   138,512,169.63          9.7030       10.0000
44           25-Aug-08     24-Aug-08       23-Jul-08   134,412,650.35          9.3897       10.0000
45           25-Sep-08     24-Sep-08       23-Aug-08   130,434,067.59          9.3893       10.0000
46           25-Oct-08     24-Oct-08       23-Sep-08   126,572,861.54          9.7020       10.0000
47           25-Nov-08     24-Nov-08       23-Oct-08   122,825,577.03          9.3887       10.0000
48           25-Dec-08     24-Dec-08       23-Nov-08   119,188,860.45          9.7013       10.0000
49           25-Jan-09     24-Jan-09       23-Dec-08   115,659,456.74          9.3880       10.0000
50           25-Feb-09     24-Feb-09       23-Jan-09   112,234,206.54          9.3877       10.0000
51           25-Mar-09     24-Mar-09       23-Feb-09   108,910,043.36         10.0000       10.0000
52           25-Apr-09     24-Apr-09       23-Mar-09   105,683,990.84          9.3870       10.0000
53           25-May-09     24-May-09       23-Apr-09   102,553,160.13          9.6995       10.0000
54           25-Jun-09     24-Jun-09       23-May-09    99,514,747.28          9.3862       10.0000
55           25-Jul-09     24-Jul-09       23-Jun-09    96,566,030.80          9.6987       10.0000
56           25-Aug-09     24-Aug-09       23-Jul-09    93,704,369.20          9.3855       10.0000
57           25-Sep-09     24-Sep-09       23-Aug-09    90,927,198.66          9.3915       10.0000

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Stats
--------------------------------------------------------------------------------
Count: 1927
Schedule Balance: $485,548,988.40
AverageSched Bal: $251,971.45
GrossWAC: 5.993
NetWAC: 5.733
OTERM: 360
RTERM: 358
ATERM: 358
AGE: 2
First CAP: 4.69
Periodic CAP: 1.15
MAXRATE: 11.65
MINRATE: 2.62
MTR: 40.35
MARGIN: 2.62
OLTV: 77.94
COLTV: 87.06
FICO: 707.384
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                                                           Percent
--------------------------------------------------------------------------------
3.501 - 4.000                                                             0.40
4.001 - 4.500                                                             1.64
4.501 - 5.000                                                             4.69
5.001 - 5.500                                                            14.87
5.501 - 6.000                                                            34.59
6.001 - 6.500                                                            27.45
6.501 - 7.000                                                            12.41
7.001 - 7.500                                                             3.45
7.501 - 8.000                                                             0.46
8.001 - 8.500                                                             0.06
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                                                      Percent
--------------------------------------------------------------------------------
0.01 - 50,000.00                                                          0.35
50,000.01 - 100,000.00                                                    3.89
100,000.01 - 150,000.00                                                  10.25
150,000.01 - 200,000.00                                                   9.89
200,000.01 - 250,000.00                                                   9.74
250,000.01 - 275,000.00                                                   4.55
275,000.01 - 350,000.00                                                  14.64
350,000.01 - 400,000.00                                                  10.93
400,000.01 - 450,000.00                                                   6.67
450,000.01 - 500,000.00                                                   7.19
500,000.01 - 550,000.00                                                   4.56
550,000.01 - 600,000.00                                                   4.74
600,000.01 - 750,000.00                                                   6.64
750,000.01 - 850,000.00                                                   1.14
850,000.01 - 950,000.00                                                   1.46
950,000.01 - 1,000,000.00                                                 1.81
1,000,000.01 - 1,250,000.00                                               0.90
1,250,000.01 - 1,500,000.00                                               0.27
1,500,000.01 >=                                                           0.40
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                                                          Percent
--------------------------------------------------------------------------------
360                                                                     100.00
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                                                Percent
--------------------------------------------------------------------------------
346.000                                                                   0.07
349.000                                                                   0.11
351.000                                                                   0.08
352.000                                                                   0.06
353.000                                                                   0.13
354.000                                                                   1.31
355.000                                                                   1.34
356.000                                                                   3.73
357.000                                                                  26.36
358.000                                                                  14.94
359.000                                                                  44.00
360.000                                                                   7.87
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Am WAM                                                                 Percent
--------------------------------------------------------------------------------
0 - 59                                                                   91.93
240 - 299                                                                 0.02
300 - 359                                                                 7.68
360 >=                                                                    0.38
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                                                    Percent
--------------------------------------------------------------------------------
0                                                                         7.87
1                                                                        44.00
2                                                                        14.94
3                                                                        26.36
4                                                                         3.73
5                                                                         1.34
6                                                                         1.31
7                                                                         0.13
8                                                                         0.06
9                                                                         0.08
11                                                                        0.11
14                                                                        0.07
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
States                                                                 Percent
--------------------------------------------------------------------------------
CA                                                                       40.40
FL                                                                        5.37
AZ                                                                        3.82
WA                                                                        3.89
NY                                                                        6.75
GA                                                                        2.63
NV                                                                        4.66
CO                                                                        2.92
IL                                                                        3.48
NC                                                                        1.83
Other                                                                    24.26
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                           Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                            1.25
50.001 - 60.000                                                           2.68
60.001 - 70.000                                                           7.22
70.001 - 75.000                                                           8.13
75.001 - 80.000                                                          74.45
80.001 - 85.000                                                           0.64
85.001 - 90.000                                                           4.01
90.001 - 95.000                                                           1.63
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                                                           Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                            0.93
50.001 - 60.000                                                           2.16
60.001 - 70.000                                                           3.67
70.001 - 75.000                                                           4.46
75.001 - 80.000                                                          19.38
80.001 - 85.000                                                           3.07
85.001 - 90.000                                                          34.17
90.001 - 95.000                                                          21.47
95.001 - 100.000                                                         10.70
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                                                   Percent
--------------------------------------------------------------------------------
620.000 - 649.999                                                         7.79
650.000 - 699.999                                                        38.60
700.000 - 749.999                                                        34.88
750.000 - 799.999                                                        17.43
800.000 - 819.999                                                         1.30
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PMI                                                                    Percent
--------------------------------------------------------------------------------
GEMICO                                                                    0.18
MORTGAGE GUARANTY INSURANCE CO                                            0.22
OLTV <= 80 - NO MI                                                       93.73
PMI MORTGAGE INSURANCE CO                                                 2.93
RADIAN                                                                    2.66
REPUBLIC MORTGAGE INSUANCE CO                                             0.10
TRIAD                                                                     0.15
UGIC                                                                      0.02
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy Code                                                         Percent
--------------------------------------------------------------------------------
NON OWNER                                                                37.19
OWNER OCCUPIED                                                           60.71
SECOND HOME                                                               2.11
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                                          Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                               15.64
CONDO                                                                     9.36
CO-OP                                                                     0.24
HI-RISE CONDO                                                             0.93
PUD                                                                       4.94
PUD ATTACHED                                                              2.16
PUD DETACHED                                                             14.02
SINGLE FAMILY                                                             7.29
SINGLE FAMILY ATTACHED                                                    1.96
SINGLE FAMILY DETACHED                                                   43.45
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purpose                                                                Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                             17.79
PURCHASE                                                                 68.75
RATE/TERM REFI                                                           13.46
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                                                     Percent
--------------------------------------------------------------------------------
FULL/ALTERNATE DOC                                                       32.59
NO DOC                                                                    5.96
STATED INCOME                                                            61.45
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                          Percent
--------------------------------------------------------------------------------
N                                                                         8.07
Y                                                                        91.93
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Nov 23, 2004 10:32                    Page 1 of 2

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Interest Only Term                                                     Percent
--------------------------------------------------------------------------------
0.000                                                                     8.07
36.000                                                                   55.05
60.000                                                                   35.95
84.000                                                                    0.40
120.000                                                                   0.53
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                                                 Percent
--------------------------------------------------------------------------------
N                                                                        35.45
Y                                                                        64.55
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                                                            Percent
--------------------------------------------------------------------------------
N                                                                        81.06
Y                                                                        18.94
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Term                                                            Percent
--------------------------------------------------------------------------------
0.000                                                                    81.06
12.000                                                                    0.11
30.000                                                                    0.03
36.000                                                                   18.63
42.000                                                                    0.17
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                                                    Percent
--------------------------------------------------------------------------------
<= 0.000                                                                  6.62
0.001 - 10.000                                                            0.32
10.001 - 20.000                                                           4.38
20.001 - 30.000                                                          17.99
30.001 - 40.000                                                          54.67
40.001 - 50.000                                                          15.05
50.001 - 60.000                                                           0.94
60.001 - 70.000                                                           0.02
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Conforming                                                             Percent
--------------------------------------------------------------------------------
CONFORMING                                                               54.50
NON CONFORMING                                                           45.50
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Arm Index                                                              Percent
--------------------------------------------------------------------------------
1 YEAR LIBOR                                                             14.76
1 YEAR TREASURY                                                           0.22
6 MONTH LIBOR                                                            85.02
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Margins                                                                Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                             7.75
2.001 - 2.500                                                            14.64
2.501 - 3.000                                                            77.61
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Adjustment Cap                                                   Percent
--------------------------------------------------------------------------------
1.000                                                                     7.78
5.000                                                                    92.22
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Periodic Cap                                                           Percent
--------------------------------------------------------------------------------
1.000                                                                    85.02
2.000                                                                    14.98
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Max Rate                                                               Percent
--------------------------------------------------------------------------------
8.501 - 9.000                                                             0.10
9.001 - 9.500                                                             0.28
9.501 - 10.000                                                            1.37
10.001 - 10.500                                                           4.64
10.501 - 11.000                                                          19.74
11.001 - 11.500                                                          17.34
11.501 - 12.000                                                          27.42
12.001 - 12.500                                                          19.71
12.501 - 13.000                                                           7.26
13.001 - 13.500                                                           1.91
13.501 - 14.000                                                           0.23
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Floor Rate                                                             Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                             7.75
2.001 - 2.500                                                            14.64
2.501 - 3.000                                                            77.55
3.001 - 3.500                                                             0.06
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of Units                                                        Percent
--------------------------------------------------------------------------------
1                                                                        84.28
2                                                                         7.60
3                                                                         3.94
4                                                                         4.18
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                           Percent
--------------------------------------------------------------------------------
10 YEAR ARM                                                               0.57
3 YEAR ARM                                                               58.50
5 YEAR ARM                                                               32.72
6 MONTH ARM                                                               7.78
7 YEAR ARM                                                                0.43
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Employment Flag                                                        Percent
--------------------------------------------------------------------------------
N                                                                        65.32
Y                                                                        34.68
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                                             Percent
--------------------------------------------------------------------------------
COUNTRYWIDE                                                              14.98
GREENPOINT                                                               85.02
--------------------------------------------------------------------------------
Total:                                                                  100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Nov 23, 2004 10:32                    Page 2 of 2

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Stats
--------------------------------------------------------------------------------
Count: 841
Schedule Balance: $155,700,862.97
AverageSched Bal: $185,137.77
GrossWAC: 6.007
NetWAC: 5.748
OTERM: 360
RTERM: 358
ATERM: 358
AGE: 2
First CAP: 4.69
Periodic CAP: 1.00
MAXRATE: 11.75
MINRATE: 2.69
MTR: 38.42
MARGIN: 2.69
OLTV: 78.89
COLTV: 88.67
FICO: 718.976
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                                                             Percent
--------------------------------------------------------------------------------
3.501 - 4.000                                                              0.36
4.001 - 4.500                                                              1.37
4.501 - 5.000                                                              3.93
5.001 - 5.500                                                             15.02
5.501 - 6.000                                                             33.63
6.001 - 6.500                                                             29.41
6.501 - 7.000                                                             11.98
7.001 - 7.500                                                              3.91
7.501 - 8.000                                                              0.20
8.001 - 8.500                                                              0.19
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                                                        Percent
--------------------------------------------------------------------------------
0.01 - 50,000.00                                                           0.45
50,000.01 - 100,000.00                                                     7.21
100,000.01 - 150,000.00                                                   18.02
150,000.01 - 200,000.00                                                   16.13
200,000.01 - 250,000.00                                                   15.86
250,000.01 - 275,000.00                                                    7.43
275,000.01 - 350,000.00                                                   23.08
350,000.01 - 400,000.00                                                    4.08
400,000.01 - 450,000.00                                                    2.95
450,000.01 - 500,000.00                                                    3.06
500,000.01 - 550,000.00                                                    1.35
550,000.01 - 600,000.00                                                    0.37
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                                                            Percent
--------------------------------------------------------------------------------
360                                                                      100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                                                  Percent
--------------------------------------------------------------------------------
352.000                                                                    0.05
353.000                                                                    0.06
354.000                                                                    0.60
355.000                                                                    1.17
356.000                                                                    4.67
357.000                                                                   31.57
358.000                                                                   12.06
359.000                                                                   41.16
360.000                                                                    8.65
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Am WAM                                                                   Percent
--------------------------------------------------------------------------------
0 - 59                                                                    90.44
240 - 299                                                                  0.05
300 - 359                                                                  9.06
360 >=                                                                     0.45
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                                                      Percent
--------------------------------------------------------------------------------
0                                                                          8.65
1                                                                         41.16
2                                                                         12.06
3                                                                         31.57
4                                                                          4.67
5                                                                          1.17
6                                                                          0.60
7                                                                          0.06
8                                                                          0.05
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
States                                                                   Percent
--------------------------------------------------------------------------------
CA                                                                        25.82
FL                                                                         7.15
AZ                                                                         5.10
WA                                                                         5.86
GA                                                                         3.92
NY                                                                         7.50
CO                                                                         3.93
IL                                                                         4.85
NV                                                                         4.25
MA                                                                         4.72
Other                                                                     26.89
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                             Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             0.85
50.001 - 60.000                                                            1.44
60.001 - 70.000                                                            5.25
70.001 - 75.000                                                            6.03
75.001 - 80.000                                                           79.27
80.001 - 85.000                                                            0.76
85.001 - 90.000                                                            3.54
90.001 - 95.000                                                            2.86
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                                                             Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             0.68
50.001 - 60.000                                                            1.32
60.001 - 70.000                                                            2.78
70.001 - 75.000                                                            3.27
75.001 - 80.000                                                           16.48
80.001 - 85.000                                                            2.13
85.001 - 90.000                                                           34.00
90.001 - 95.000                                                           28.35
95.001 - 100.000                                                          10.98
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                                                     Percent
--------------------------------------------------------------------------------
620.000 - 649.999                                                          2.40
650.000 - 699.999                                                         31.63
700.000 - 749.999                                                         42.87
750.000 - 799.999                                                         21.64
800.000 - 819.999                                                          1.45
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PMI                                                                      Percent
--------------------------------------------------------------------------------
MORTGAGE GUARANTY INSURANCE CO                                             0.08
OLTV <= 80 - NO MI                                                        92.84
PMI MORTGAGE INSURANCE CO                                                  3.55
RADIAN                                                                     3.45
REPUBLIC MORTGAGE INSUANCE CO                                              0.09
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy Code                                                           Percent
--------------------------------------------------------------------------------
NON OWNER                                                                 59.06
OWNER OCCUPIED                                                            39.30
SECOND HOME                                                                1.63
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                                            Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                                23.17
CONDO                                                                      9.88
CO-OP                                                                      0.20
HI-RISE CONDO                                                              1.06
PUD ATTACHED                                                               2.46
PUD DETACHED                                                              13.94
SINGLE FAMILY ATTACHED                                                     2.63
SINGLE FAMILY DETACHED                                                    46.66
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purpose                                                                  Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                              15.47
PURCHASE                                                                  71.89
RATE/TERM REFI                                                            12.64
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                                                       Percent
--------------------------------------------------------------------------------
FULL/ALTERNATE DOC                                                        32.26
NO DOC                                                                     5.43
STATED INCOME                                                             62.30
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                            Percent
--------------------------------------------------------------------------------
N                                                                          9.56
Y                                                                         90.44
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only Term                                                       Percent
--------------------------------------------------------------------------------
0.000                                                                      9.56
36.000                                                                    60.64
60.000                                                                    28.89
84.000                                                                     0.51
120.000                                                                    0.40
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                                                   Percent
--------------------------------------------------------------------------------
N                                                                         30.96
Y                                                                         69.04
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                                                              Percent
--------------------------------------------------------------------------------
N                                                                         75.78
Y                                                                         24.22
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                Dec 2, 2004 16:08                    Page 1 of 2

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Prepay Term                                                              Percent
--------------------------------------------------------------------------------
0.000                                                                     75.78
30.000                                                                     0.10
36.000                                                                    24.00
42.000                                                                     0.12
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                                                      Percent
--------------------------------------------------------------------------------
<= 0.000                                                                   5.50
0.001 - 10.000                                                             0.53
10.001 - 20.000                                                            3.51
20.001 - 30.000                                                           20.53
30.001 - 40.000                                                           57.68
40.001 - 50.000                                                           12.19
60.001 - 70.000                                                            0.07
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Conforming                                                               Percent
--------------------------------------------------------------------------------
CONFORMING                                                               100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Arm Index                                                                Percent
--------------------------------------------------------------------------------
6 MONTH LIBOR                                                            100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Margins                                                                  Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              7.59
2.001 - 2.500                                                              0.12
2.501 - 3.000                                                             92.29
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Adjustment Cap                                                     Percent
--------------------------------------------------------------------------------
1.000                                                                      7.68
5.000                                                                     92.32
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Periodic Cap                                                             Percent
--------------------------------------------------------------------------------
1.000                                                                    100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Max Rate                                                                 Percent
--------------------------------------------------------------------------------
10.001 - 10.500                                                            1.93
10.501 - 11.000                                                           16.11
11.001 - 11.500                                                           20.31
11.501 - 12.000                                                           31.03
12.001 - 12.500                                                           21.73
12.501 - 13.000                                                            6.66
13.001 - 13.500                                                            2.24
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Floor Rate                                                               Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              7.59
2.001 - 2.500                                                              0.12
2.501 - 3.000                                                             92.10
3.001 - 3.500                                                              0.19
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of Units                                                          Percent
--------------------------------------------------------------------------------
1                                                                         76.88
2                                                                          9.85
3                                                                          6.19
4                                                                          7.08
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                             Percent
--------------------------------------------------------------------------------
10 YEAR ARM                                                                0.53
3 YEAR ARM                                                                66.62
5 YEAR ARM                                                                24.67
6 MONTH ARM                                                                7.68
7 YEAR ARM                                                                 0.51
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Employment Flag                                                          Percent
--------------------------------------------------------------------------------
N                                                                         69.89
Y                                                                         30.11
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                                               Percent
--------------------------------------------------------------------------------
GREENPOINT                                                               100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                Dec 2, 2004 16:08                    Page 2 of 2

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Stats
--------------------------------------------------------------------------------
Count: 1086
Schedule Balance: $329,848,125.42
AverageSched Bal: $303,727.56
GrossWAC: 5.986
NetWAC: 5.726
OTERM: 360
RTERM: 358
ATERM: 358
AGE: 2
First CAP: 4.69
Periodic CAP: 1.22
MAXRATE: 11.60
MINRATE: 2.58
MTR: 41.26
MARGIN: 2.58
OLTV: 77.50
COLTV: 86.30
FICO: 701.912
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                                                             Percent
--------------------------------------------------------------------------------
3.501 - 4.000                                                              0.41
4.001 - 4.500                                                              1.76
4.501 - 5.000                                                              5.04
5.001 - 5.500                                                             14.79
5.501 - 6.000                                                             35.05
6.001 - 6.500                                                             26.52
6.501 - 7.000                                                             12.61
7.001 - 7.500                                                              3.23
7.501 - 8.000                                                              0.58
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                                                        Percent
--------------------------------------------------------------------------------
0.01 - 50,000.00                                                           0.30
50,000.01 - 100,000.00                                                     2.32
100,000.01 - 150,000.00                                                    6.58
150,000.01 - 200,000.00                                                    6.94
200,000.01 - 250,000.00                                                    6.85
250,000.01 - 275,000.00                                                    3.19
275,000.01 - 350,000.00                                                   10.65
350,000.01 - 400,000.00                                                   14.16
400,000.01 - 450,000.00                                                    8.42
450,000.01 - 500,000.00                                                    9.14
500,000.01 - 550,000.00                                                    6.08
550,000.01 - 600,000.00                                                    6.80
600,000.01 - 750,000.00                                                    9.77
750,000.01 - 850,000.00                                                    1.68
850,000.01 - 950,000.00                                                    2.15
950,000.01 - 1,000,000.00                                                  2.67
1,000,000.01 - 1,250,000.00                                                1.32
1,250,000.01 - 1,500,000.00                                                0.39
1,500,000.01 >=                                                            0.58
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                                                            Percent
--------------------------------------------------------------------------------
360                                                                      100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                                                  Percent
--------------------------------------------------------------------------------
346.000                                                                    0.10
349.000                                                                    0.16
351.000                                                                    0.12
352.000                                                                    0.07
353.000                                                                    0.17
354.000                                                                    1.64
355.000                                                                    1.42
356.000                                                                    3.29
357.000                                                                   23.90
358.000                                                                   16.30
359.000                                                                   45.34
360.000                                                                    7.51
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Am WAM                                                                   Percent
--------------------------------------------------------------------------------
0 - 59                                                                    92.63
300 - 359                                                                  7.03
360 >=                                                                     0.34
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                                                      Percent
--------------------------------------------------------------------------------
0                                                                          7.51
1                                                                         45.34
2                                                                         16.30
3                                                                         23.90
4                                                                          3.29
5                                                                          1.42
6                                                                          1.64
7                                                                          0.17
8                                                                          0.07
9                                                                          0.12
11                                                                         0.16
14                                                                         0.10
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
States                                                                   Percent
--------------------------------------------------------------------------------
CA                                                                        47.28
FL                                                                         4.52
NV                                                                         4.86
AZ                                                                         3.21
NY                                                                         6.39
CO                                                                         2.45
GA                                                                         2.02
WA                                                                         2.96
IL                                                                         2.83
NC                                                                         1.70
Other                                                                     21.79
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                             Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             1.44
50.001 - 60.000                                                            3.26
60.001 - 70.000                                                            8.16
70.001 - 75.000                                                            9.12
75.001 - 80.000                                                           72.18
80.001 - 85.000                                                            0.58
85.001 - 90.000                                                            4.22
90.001 - 95.000                                                            1.05
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                                                             Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             1.05
50.001 - 60.000                                                            2.55
60.001 - 70.000                                                            4.08
70.001 - 75.000                                                            5.02
75.001 - 80.000                                                           20.75
80.001 - 85.000                                                            3.51
85.001 - 90.000                                                           34.24
90.001 - 95.000                                                           18.23
95.001 - 100.000                                                          10.57
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                                                     Percent
--------------------------------------------------------------------------------
620.000 - 649.999                                                         10.33
650.000 - 699.999                                                         41.88
700.000 - 749.999                                                         31.11
750.000 - 799.999                                                         15.44
800.000 - 819.999                                                          1.23
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PMI                                                                      Percent
--------------------------------------------------------------------------------
GEMICO                                                                     0.27
MORTGAGE GUARANTY INSURANCE CO                                             0.29
OLTV <= 80 - NO MI                                                        94.15
PMI MORTGAGE INSURANCE CO                                                  2.64
RADIAN                                                                     2.30
REPUBLIC MORTGAGE INSUANCE CO                                              0.10
TRIAD                                                                      0.22
UGIC                                                                       0.03
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy Code                                                           Percent
--------------------------------------------------------------------------------
NON OWNER                                                                 26.86
OWNER OCCUPIED                                                            70.81
SECOND HOME                                                                2.33
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                                            Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                                12.09
CONDO                                                                      9.12
CO-OP                                                                      0.27
HI-RISE CONDO                                                              0.87
PUD                                                                        7.26
PUD ATTACHED                                                               2.02
PUD DETACHED                                                              14.06
SINGLE FAMILY                                                             10.73
SINGLE FAMILY ATTACHED                                                     1.64
SINGLE FAMILY DETACHED                                                    41.94
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purpose                                                                  Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                              18.88
PURCHASE                                                                  67.27
RATE/TERM REFI                                                            13.85
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                                                       Percent
--------------------------------------------------------------------------------
FULL/ALTERNATE DOC                                                        32.75
NO DOC                                                                     6.20
STATED INCOME                                                             61.05
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                            Percent
--------------------------------------------------------------------------------
N                                                                          7.37
Y                                                                         92.63
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                Dec 2, 2004 16:08                    Page 1 of 2

Goldman Sachs                      GSAA_04_11

================================================================================


--------------------------------------------------------------------------------
Interest Only Term                                                       Percent
--------------------------------------------------------------------------------
0.000                                                                      7.37
36.000                                                                    52.42
60.000                                                                    39.28
84.000                                                                     0.35
120.000                                                                    0.59
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                                                   Percent
--------------------------------------------------------------------------------
N                                                                         37.57
Y                                                                         62.43
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                                                              Percent
--------------------------------------------------------------------------------
N                                                                         83.54
Y                                                                         16.46
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Term                                                              Percent
--------------------------------------------------------------------------------
0.000                                                                     83.54
12.000                                                                     0.16
36.000                                                                    16.10
42.000                                                                     0.20
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                                                      Percent
--------------------------------------------------------------------------------
<= 0.000                                                                   7.15
0.001 - 10.000                                                             0.23
10.001 - 20.000                                                            4.80
20.001 - 30.000                                                           16.79
30.001 - 40.000                                                           53.25
40.001 - 50.000                                                           16.40
50.001 - 60.000                                                            1.39
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Conforming                                                               Percent
--------------------------------------------------------------------------------
CONFORMING                                                                33.02
NON CONFORMING                                                            66.98
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Arm Index                                                                Percent
--------------------------------------------------------------------------------
1 YEAR LIBOR                                                              21.73
1 YEAR TREASURY                                                            0.32
6 MONTH LIBOR                                                             77.95
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Margins                                                                  Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              7.83
2.001 - 2.500                                                             21.49
2.501 - 3.000                                                             70.68
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Adjustment Cap                                                     Percent
--------------------------------------------------------------------------------
1.000                                                                      7.83
5.000                                                                     92.17
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Periodic Cap                                                             Percent
--------------------------------------------------------------------------------
1.000                                                                     77.95
2.000                                                                     22.05
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Max Rate                                                                 Percent
--------------------------------------------------------------------------------
8.501 - 9.000                                                              0.15
9.001 - 9.500                                                              0.41
9.501 - 10.000                                                             2.01
10.001 - 10.500                                                            5.92
10.501 - 11.000                                                           21.45
11.001 - 11.500                                                           15.94
11.501 - 12.000                                                           25.71
12.001 - 12.500                                                           18.76
12.501 - 13.000                                                            7.54
13.001 - 13.500                                                            1.75
13.501 - 14.000                                                            0.34
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Floor Rate                                                               Percent
--------------------------------------------------------------------------------
1.501 - 2.000                                                              7.83
2.001 - 2.500                                                             21.49
2.501 - 3.000                                                             70.68
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of Units                                                          Percent
--------------------------------------------------------------------------------
1                                                                         87.77
2                                                                          6.54
3                                                                          2.87
4                                                                          2.81
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                             Percent
--------------------------------------------------------------------------------
10 YEAR ARM                                                                0.59
3 YEAR ARM                                                                54.67
5 YEAR ARM                                                                36.52
6 MONTH ARM                                                                7.83
7 YEAR ARM                                                                 0.39
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Employment Flag                                                          Percent
--------------------------------------------------------------------------------
N                                                                         63.16
Y                                                                         36.84
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                                               Percent
--------------------------------------------------------------------------------
COUNTRYWIDE                                                               22.05
GREENPOINT                                                                77.95
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                Dec 2, 2004 16:08                    Page 2 of 2

                                 $478,665,000(1)
                                  (Approximate)
                         GSAA Home Equity Trust 2004-11
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates


Overview of the Offered Certificates
------------------------------------

------------- ------------------- ---------- ---------------- ----------- ---------------- ----------- -------------- --------------
                 Approximate                                                                             Principal
                   Initial        Certificate     Primary      Expected       Initial        Average      Payment        Expected
                  Principal          Type       Collateral      Credit     Pass-Through       Life        Window (6)      Ratings
 Certificates   Balance (1)(2)                   Group(3)     Support(4)     Rate (5)       (yrs)(6)        (7)         Moody's/S&P
------------- ------------------- ---------- ---------------- ----------- ---------------- ----------- -------------- --------------
       A-1       $142,649,000         Sr         Group I        8.55%      LIBOR + [ ]%       2.33     01/05 - 04/11     Aaa/AAA
       A-2       $302,205,000         Sr        Group II        8.55%      LIBOR + [ ]%       2.33     01/05 - 04/11     Aaa/AAA
       M-1        $14,007,000         Mez     Group I & II      5.65%      LIBOR + [ ]%       4.41     02/08 - 04/11      Aa2/AA
       M-2        $11,352,000         Mez     Group I & II      3.30%      LIBOR + [ ]%       4.37     02/08 - 04/11       A2/A
       B-1         $8,452,000         Sub     Group I & II      1.55%      LIBOR + [ ]%       4.27     01/08 - 04/11     Baa2/BBB
      Total      $478,665,000
------------- ------------------- ---------- ---------------- ----------- ---------------- ----------- -------------- --------------

Non-Offered Certificates
------------------------

------------- ------------------- ---------- ---------------- ----------- ---------------- ----------- -------------- --------------
    B-2            $4,347,000         Sub     Group I & II      0.65%          [ ]%           N/A           N/A            N/A
------------- ------------------- ---------- ---------------- ----------- ---------------- ----------- -------------- --------------

(1) The aggregate initial principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(2) The principal balance of the Offered Certificates is based on the scheduled principal balance of the loans as of the Statistical Calculation Date rolled forward one month at an assumed prepayment rate of 6% CPR.
(3) The Class A-1 and Class A-2 Certificates are entitled to receive principal and interest payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1 and Class A-2 Certificates may receive principal and interest from the other collateral group.
(4)   Includes the target overcollateralization of 0.65%.
(5) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Principal Certificates.
(6) Assuming payments based on the pricing speeds outlined in "Key Terms" section of this Term Sheet and to a 10% Clean-up Call on the Certificates.
(7) The Final Scheduled Distribution Date for the Principal Certificates is the Distribution Date in December 2034. Selected Mortgage Pool Data

--------------------------------------- -------------------------- ----------------------- ------------------------
                                                        All Loans                 Group I                 Group II
--------------------------------------- -------------------------- ----------------------- ------------------------
Scheduled Principal Balance:                         $485,548,988            $155,700,863             $329,848,125
Number of Mortgage Loans:                                   1,927                     841                    1,086
Avg. Scheduled Principal Balance:                        $251,971                $185,138                 $303,728
Percentage of IO Loans:                                    91.93%                  90.44%                   92.63%
Wtd. Avg. Gross Coupon:                                    5.993%                  6.007%                   5.986%
Wtd. Avg. Net Coupon(9):                                   5.728%                  5.742%                   5.721%
Wtd. Avg. Original FICO Score:                                707                     719                      702
Wtd. Avg. Original LTV Ratio:                              77.94%                  78.89%                   77.50%
Wtd. Avg.  Std. Remaining Term (Mo.):                         358                     358                      358
Wtd. Avg.  Seasoning (Mo.):                                     2                       2                        2
Wtd. Avg. Months to Roll:                                      40                      38                       41
Wtd. Avg. Gross Margin:                                     2.62%                   2.69%                    2.58%
Wtd. Avg. Initial Rate Cap:                                 4.69%                   4.69%                    4.69%
Wtd. Avg. Periodic Rate Cap:                                1.15%                   1.00%                    1.22%
Wtd. Avg. Gross Maximum Lifetime Rate:                     11.65%                  11.75%                   11.60%
--------------------------------------- -------------------------- ----------------------- ------------------------

(8) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

      o The mortgage loans in the transaction consist of Alt-A type, hybrid, adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") originated and serviced by GreenPoint Mortgage Funding, Inc. ("GreenPoint") (85.0%) and Countrywide Home Loans, Inc. ("Countrywide") (15.0%).

      o Credit support for the Principal Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 0.00%, building to a target overcollaterization of 0.65%, excess spread and mortgage insurance on certain Mortgage Loans.

      o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Principal Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $483,012,998.47 a term of 57 months beginning on the first distribution date, and the trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10% (See Appendix A for Interest Rate Cap details).

      o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Class A-1 Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on the Class A-1 Certificates in the manner described herein. The Class A-1 Interest Rate Cap will have an initial notional amount of approximately $118,588,249.97, a term of 14 months beginning on the 20th distribution date, and the class will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 9.00%. (See Appendix B for Class A-1 Interest Rate Cap details).

      o None of the Mortgage Loans is classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "GSAA0411" and on Bloomberg as "GSAA 04-11".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              On or before December 30, 2004

Cut-off Date:                       December 1, 2004

Statistical Calculation
Date:                               November 1, 2004

Expected Pricing Date:              On or before December 8, 2004

First Distribution Date:            January 25, 2005

Key Terms
---------

Offered Certificates:               Class A-1, A-2, M-1, M-2, and B-1
                                    Certificates

Non-Offered Certificates:           Class B-2 Certificates

Principal Certificates:             Class A-1, A-2, M-1, M-2, B-1 and B-2
                                    Certificates

Class A Certificates:               Class A-1 and A-2 Certificates

Variable Rate Certificates:         Class A-1, A-2, M-1, M-2, and B-1
                                    Certificates

Fixed Rate Certificate:             Class B-2 Certificates

Subordinate Certificates:           Class M-1, M-2, B-1, and B-2 Certificates

Depositor:                          GS Mortgage Securities Corp.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Manager:                            Goldman, Sachs & Co.

Servicers:                          GreenPoint Mortgage Funding, Inc. (85.0%)
                                    and Countrywide Home Loans Servicing LP
                                    (15.0%)

Trustee:                            Deutsche Bank National Trust Company

Servicing Fee Rates:                25.0 bps (92.2%) and 37.5 bps (7.8%)

Trustee Fee Rate:                   0.54 bps

Interest Rate Cap Provider:         Goldman Sachs Capital Markets LP, as the
                                    cap provider. The short term unsecured debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated P-1 by Moody's, A-1 by S&P, and F1+ by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated Aa3 by Moody's, A+ by S&P, and AA by Fitch.

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the Interest Accrual Period

Delay Days:                         24 days on the Fixed Rate Certificates
                                    0 day delay on the Variable Rate
                                    Certificates

Day Count:                          Actual/360 basis for the Variable Rate
                                    Certificates and 30/360 basis for the Fixed
                                    Rate Certificates

Interest Accrual Period:            For the Variable Rate Certificates, from the
                                    prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates, the calendar month immediately preceding the then current
                                    Distribution Date.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Principal
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-Off Date.

                                       Initial Gross WAC (1):                                           5.9927%
                                          Less Fees & Expenses (2):                                     0.2651%
                                                                                                     -------------
                                       Net WAC (1):                                                     5.7276%
                                          Less Initial Principal Certificate Coupon (Approx.)(1)(3):    2.7376%
                                                                                                     -------------
                                       Initial Excess Spread (1):                                       2.9900%

                                        (1)       This amount will vary on each
                                                  Distribution Date based on
                                                  changes to the weighted
                                                  average interest rate on the
                                                  Mortgage Loans as well as any
                                                  changes in day count.

                                        (2)       Includes the servicing fee and
                                                  trustee fee.

                                        (3)       Assumes one-month LIBOR equal
                                                  to 2.3310 %, initial marketing
                                                  spreads and a 30-day month.
                                                  This amount will vary on each
                                                  distribution date based on
                                                  changes to the weighted
                                                  average Pass-Through Rates on
                                                  the Principal Certificates as
                                                  well as any changes in day
                                                  count.

Pricing Prepayment
Assumption:                         30% CPR

Due Period:                         For the Mortgage Loans, the period
                                    commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Mortgage Loans:                     The trust will consist of Alt-A type,
                                    hybrid, adjustable rate, first lien
                                    residential mortgage loans with an
                                    approximate average scheduled principal
                                    balance of $251,971


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Mortgage Loans:             Approximately $155,700,863 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either
                                    Fannie Mae or Freddie Mac

Group II Mortgage Loans:            Approximately $329,848,125 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Interest Rate Cap:                  This transaction will have a one-month LIBOR
                                    interest rate cap available to pay Basis
                                    Risk Carry forward Amounts on all the
                                    Principal Certificates. The Interest Rate
                                    Cap will have an initial notional amount of $483,012,998.47 for a term of 57 months beginning on the first distribution date.

Class A-1 Interest Rate Cap:        This transaction will have a one-month LIBOR
                                    interest rate cap available to pay Basis
                                    Risk Carry forward Amounts on the Class A-1
                                    Certificates. The Class A-1 Interest Rate
                                    Cap will have an initial notional amount of $118,588,249.97 for a term of 14 months beginning on the 20th distribution date.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              The Servicer shall provide compensating
                                    interest equal to the lesser of (A) the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by the Servicer for that Distribution Date

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call

Rating Agencies:                    Moody's Investors Service and Standard &
                                    Poor's Ratings Group

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Class A
                                    Certificates and Class M-1 Certificates will be SMMEA eligible

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Offered Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap or the applicable Loan Group Cap as described below. Interest will be paid monthly on the Class B-2 Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class of Principal Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by Compensating Interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Principal Certificates attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.65% overcollateralization (building from an initial level of 0.00%) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregated scheduled balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Cut-off Date, All of the Mortgage Loans with LTVs greater than 80% will be covered by borrower paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in January 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 17.10%.

-------------------------------------------- --------------------------------------------- -----------------------------------------
                   Class                            Credit Enhancement Percentage          Step-Down Credit Enhancement Percentage
-------------------------------------------- --------------------------------------------- -----------------------------------------
                     A                                          8.55%                                           17.10%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-1                                         5.65%                                           11.30%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-2                                         3.30%                                            6.60%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    B-1                                         1.55%                                            3.10%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    B-2                                         0.65%                                            1.30%
-------------------------------------------- --------------------------------------------- -----------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 44% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus Supplement (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------- ---------------------------------------------------------------------------------------------
      Distribution Date                                     Cumulative Realized Loss Percentage:
------------------------------- ---------------------------------------------------------------------------------------------
January 2008 - December 2008      1.00% for the first month, plus an additional 1/12th of 0.250% for each month thereafter
                                                       (e.g., approximately 1.021% in February 2008)
------------------------------- ---------------------------------------------------------------------------------------------
January 2009 - December 2009      1.25% for the first month, plus an additional 1/12th of 0.250% for each month thereafter
                                                       (e.g., approximately 1.271% in February 2009)
------------------------------- ---------------------------------------------------------------------------------------------
January 2010 - December 2010      1.50% for the first month, plus an additional 1/12th of 0.100% for each month thereafter
                                                       (e.g., approximately 1.508% in February 2010)
------------------------------- ---------------------------------------------------------------------------------------------
 January 2011 and thereafter                                               1.60%
------------------------------- ---------------------------------------------------------------------------------------------

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date that it is first exercisable, (i) the Pass-Through Rate on the Class A Certificates will increase to 2x their respective initial margins and the Pass-Through Rate on the Subordinate Certificates other than the Class B-2 Certificates will increase to 1.5x their respective initial margins and (ii) the Pass-Through Rate on the Class B-2 Certificates will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]%, (ii) the Loan Group I Cap, and (iii) the WAC Cap calculated based on an actual/360 basis.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a per annum interest rate equal to the least of (i) one-month LIBOR plus [ ]%,
(ii) the Loan Group II Cap, and (iii) the WAC Cap calculated based on an actual/360 basis.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (increasing by 0.50% on each Distribution Date after which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group Cap. Either the Loan Group I Cap or the Loan Group II Cap.

Class A Basis Risk Carry Forward Amount. As to any Distribution Date where the Pass-Through Rate for such related class of Certificates is limited by the related Loan Group Cap or WAC Cap as applicable, the supplemental interest amount for the Class A Certificates will equal the sum of: (i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the applicable Loan Group Cap or the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the lesser of the applicable Loan Group Cap or the WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap or the related Loan Group Cap).

Class M-1, M-2, B-1 and B-2 Basis Risk Carry Forward Amounts. As to any Distribution Date where the Pass-Through Rate for such related class of Certificates is limited by the WAC Cap, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of the Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing and trustee fees.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, based on the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less servicing fees and trustee fees) and available for distribution during the related due period, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the Certificates from the Interest Remittance Amount and Principal Remittance Amount respectively.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 98.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees, and trustee fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Principal Certificates. On each Distribution Date, the Interest Remittance Amount will be distributed sequentially as follows:


      (i)   Concurrently,

            (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates;

            (B) from the Interest Remittance Amount related to the Group II Mortgage Loans to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates;

            (C) provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv) to the Class B-1 Certificates, their Accrued Certificate Interest, and

      (v)   to the Class B-2 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates the Group I Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) and (b) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero.

                 On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount equal to the Class A Principal Distribution Amount multiplied by the Class A Principal

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      Allocation percentage for the Class A-1 Certificates, until their certificate principal balance has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount equal to the Class A Principal Distribution Amount multiplied by the Class A Principal Allocation percentage for the Class A-2 Certificates, until their certificate principal balance has been reduced to zero, and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) or (b) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow not included as part of the Principal Distribution Amount shall be distributed sequentially as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

(iv) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (v) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to each class of the Class A Certificates, and

      (vi) sequentially, to Class M-1, M-2, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts,

      (vii) (A) from any available Interest Rate Cap payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1 and A-2 Certificates up to their respective unpaid Basis Risk Carry Forward Amount, (B) from any remaining Interest Rate Cap payments, sequentially to the Class M-1, M-2, B-1, and B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates,

      (viii) (A) from any available Class A-1 Interest Rate Cap payments to the Class A-1 Certificates up to their unpaid remaining Basis Risk Carry Forward Amount, and (B) to the extent remaining to the excess cashflow certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-2, B-1, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated among the Class A-1 and A-2 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date. However, if the Class Certificate Balance of either Class of the Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the other Class of Class A Certificates. In the event that the Class Certificate Balances of the Subordinate Certificates and the

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

overcollateralization have been reduced to zero, any principal distributions to the Class A Certificates are required to be allocated pro rata to the Class A Certificates based on their respective Class Certificate Balances.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------


Product          No Penalty    0-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months          Total
-------          ----------    -----------   ------------   ------------   ------------   ------------          -----
10 Year ARM      $1,985,328             $0             $0       $788,675             $0             $0     $2,774,003
3 Year ARM     $228,438,507             $0       $346,154    $54,448,869       $829,900             $0   $284,063,429
5 Year ARM     $139,821,432       $247,311             $0    $18,791,776             $0             $0   $158,860,519
6 Month ARM     $21,404,356       $288,000             $0    $16,073,970             $0             $0    $37,766,326
7 Year ARM       $1,912,711             $0             $0       $172,000             $0             $0     $2,084,711
-----------      ----------             --             --       --------             --             --     ----------
TOTAL          $393,562,334       $535,311       $346,154    $90,275,290       $829,900             $0   $485,548,988
===========    ============       ========       ========    ===========       ========             ==   ============

Product          No Penalty     0-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
-------          ----------     -----------    ------------    ------------    ------------    ------------
10 Year ARM            0.41%           0.00%           0.00%           0.16%           0.00%           0.00%
3 Year ARM            47.05%           0.00%           0.07%          11.21%           0.17%           0.00%
5 Year ARM            28.80%           0.05%           0.00%           3.87%           0.00%           0.00%
6 Month ARM            4.41%           0.06%           0.00%           3.31%           0.00%           0.00%
7 Year ARM             0.39%           0.00%           0.00%           0.04%           0.00%           0.00%
------------           ----            ----            ----            ----            ----            ----
TOTAL                 81.06%           0.11%           0.07%          18.59%           0.17%           0.00%
============          =====            ====            ====           =====            ====            ====

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o     The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o one-month, six-month, one-year Forward LIBOR and one-year CMT curves (as of close on December 3, 2004) are used

o     33% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     All Variable Certificates are priced at par.

------------------------------------------------------------------------------------------------------------------------------------
                                              First Dollar of Loss              LIBOR Flat                  0% Return
------------------------------------------------------------------------------------------------------------------------------------
      Class M-1      CDR (%)                                      11.49                       11.88                       13.62
                     Yield (%)                                   5.3957                      4.6999                      0.0212
                     WAL (yr)                                      9.25                        9.31                        8.09
                     Modified Duration                             7.35                        7.41                        7.90
                     Principal Window                     Mar12 - Oct34               Apr12 - Oct34               Dec12 - Oct34
                     Principal Writedown             $10,397.97 (0.07%)       $1,152,498.39 (8.23%)      $6,169,645.38 (44.05%)
                     Total Collat Loss           $40,642,288.54 (8.41%)      $41,725,582.01 (8.64%)      $46,378,825.71 (9.60%)
--------------------------------------------------------------------------------------------------------------------------------
      Class M-2      CDR (%)                                       7.82                        8.38                        9.67
                     Yield (%)                                   6.1323                      4.8099                      0.0359
                     WAL (yr)                                     10.53                       10.36                        8.52
                     Modified Duration                             7.86                        7.97                        8.62
                     Principal Window                     Apr13 - Oct34               Aug13 - Oct34               Jul14 - Oct34
                     Principal Writedown             $15,420.20 (0.14%)      $1,842,007.81 (16.23%)      $5,960,048.03 (52.50%)
                     Total Collat Loss           $29,641,931.86 (6.14%)      $31,421,140.11 (6.51%)      $35,376,937.52 (7.32%)
------------------------------------------------------------------------------------------------------------------------------------
      Class B-1      CDR (%)                                       5.42                        5.93                        6.79
                     Yield (%)                                   6.8253                      4.9254                      0.0392
                     WAL (yr)                                     11.84                       11.29                        8.82
                     Modified Duration                             8.24                        8.41                        9.23
                     Principal Window                     Jul14 - Oct34               Jan15 - Oct34               Mar16 - Oct34
                     Principal Writedown             $20,830.80 (0.25%)      $2,062,484.84 (24.40%)      $5,101,596.58 (60.36%)
                     Total Collat Loss           $21,554,614.14 (4.46%)      $23,339,004.65 (4.83%)      $26,265,845.78 (5.44%)
--------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                             All Mortgage Loans (1)

Scheduled Principal Balance:                                       $485,548,988
Number of Mortgage Loans:                                                 1,927
Average Scheduled Principal Balance:                                   $251,971
Percentage of IO loans:                                                   91.93%
Weighted Average Gross Coupon:                                            5.993%
Weighted Average Net Coupon (2):                                          5.728%
Weighted Average Original FICO Score:                                       707
Weighted Average Original LTV Ratio:                                      77.94%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             40
Weighted Average Gross Margin:                                             2.62%
Weighted Average Initial Rate Cap:                                         4.69%
Weighted Average Periodic Rate Cap:                                        1.15%
Weighted Average Gross Maximum Lifetime Rate:                             11.65%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.




                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Current Principal           Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Balance                  Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             43    $1,700,413      0.35%     6.430%       718     $39,544     76.82%     89.21%     30.09%      8.72%
$50,001 - $75,000           77     5,013,576      1.03      6.288        714      65,111     77.61      88.41      43.15      14.56
$75,001 - $100,000         156    13,857,777      2.85      6.161        711      88,832     77.94      88.82      42.83      23.00
$100,001 - $125,000        213    24,040,188      4.95      6.116        716     112,865     79.57      90.23      41.30      22.62
$125,001 - $150,000        188    25,711,057      5.30      6.069        717     136,761     78.51      89.06      31.58      36.25
$150,001 - $200,000        277    48,000,904      9.89      5.973        712     173,288     78.46      88.17      28.39      40.19
$200,001 - $250,000        212    47,300,681      9.74      6.037        711     223,116     78.90      88.16      26.47      46.28
$250,001 - $300,000        155    42,524,445      8.76      5.923        705     274,351     78.95      88.10      20.59      59.10
$300,001 - $350,000        155    50,630,122     10.43      5.931        701     326,646     78.53      86.88      27.54      71.28
$350,001 - $400,000        141    53,078,063     10.93      5.984        708     376,440     77.74      87.21      50.29      69.64
$400,001 - $450,000         76    32,364,727      6.67      5.912        709     425,852     78.27      87.40      31.71      64.78
$450,001 - $500,000         73    34,926,660      7.19      5.944        713     478,447     79.10      87.24      36.67      70.82
$500,001 - $550,000         42    22,152,263      4.56      6.203        692     527,435     78.76      88.36      23.63      78.75
$550,001 - $600,000         40    23,007,615      4.74      6.000        690     575,190     77.05      83.51      32.67      85.01
$600,001 - $650,000         29    18,366,329      3.78      6.049        705     633,322     74.77      83.65      27.61      86.17
$650,001 - $700,000         14     9,537,535      1.96      6.112        692     681,253     69.46      79.01      43.24      93.00
$700,001 - $750,000          6     4,324,200      0.89      5.649        727     720,700     78.02      84.80      33.76      66.35
$750,001 - $800,000          4     3,064,605      0.63      5.410        714     766,151     76.28      92.01      49.59     100.00
$800,001 - $850,000          3     2,465,000      0.51      6.126        654     821,667     78.33      84.98      33.27     100.00
$850,001 - $900,000          6     5,272,209      1.09      6.249        702     878,702     71.22      78.68      32.96      66.90
$900,001 - $950,000          2     1,829,500      0.38      6.315        725     914,750     74.98      74.98       0.00     100.00
$950,001 - $1,000,000        9     8,811,118      1.81      5.789        718     979,013     75.82      87.16      22.30      89.05
$1,000,001 & Above           6     7,570,000      1.56      5.471        701   1,261,667     74.28      77.88      46.76     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707    $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Current                     Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below              112   $32,615,958      6.72%     4.679%       708  $291,214     75.51%     86.05%     41.85%     93.37%
5.01 - 5.50%               269    72,179,089     14.87      5.383        711   268,324     76.22      84.48      45.80      72.98
5.51 - 6.00%               634   167,957,601     34.59      5.828        709   264,917     77.82      86.99      36.37      66.00
6.01 - 6.50%               558   133,266,763     27.45      6.308        709   238,829     78.74      87.95      26.37      44.30
6.51 - 7.00%               261    60,256,493     12.41      6.760        699   230,868     79.56      88.44      21.68      52.75
7.01 - 7.50%                74    16,756,484      3.45      7.273        698   226,439     78.68      88.34      13.16      48.31
7.51 - 8.00%                17     2,222,086      0.46      7.838        681   130,711     80.17      89.53       2.74      70.42
8.01% & Above                2       294,514      0.06      8.405        699   147,257     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by FICO


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
FICO                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above                114   $30,648,703      6.31%     5.925%       791  $268,848     78.73%     88.07%     39.37%     44.79%
760 - 779                  167    37,896,975      7.80      5.939        769   226,928     78.77      88.82      35.74      45.60
740 - 759                  222    50,454,341     10.39      5.937        749   227,272     78.54      88.74      36.31      54.18
720 - 739                  259    61,016,888     12.57      5.989        730   235,586     78.65      87.88      32.62      51.38
700 - 719                  334    80,317,904     16.54      5.940        709   240,473     79.01      88.90      31.39      52.17
680 - 699                  342    83,745,749     17.25      6.009        690   244,871     77.34      87.45      31.57      61.50
660 - 679                  262    73,009,207     15.04      6.104        669   278,661     76.89      85.21      29.33      70.41
640 - 659                  172    51,226,742     10.55      6.011        651   297,830     77.18      83.72      27.48      86.29
620 - 639                   55    17,232,479      3.55      6.050        632   313,318     75.24      80.98      42.29      93.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Original LTV


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Original                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
LTV                      Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below              13    $2,454,508      0.51%     6.068%       676  $188,808     34.24%     41.82%      0.00%     82.74%
40.01 - 50.00%              14     3,612,125      0.74      5.660        699   258,009     46.79      59.61      51.28      74.51
50.01 - 60.00%              41    13,000,761      2.68      5.691        690   317,092     56.45      61.94      61.39      61.45
60.01 - 70.00%             106    35,074,778      7.22      5.891        699   330,894     67.17      77.25      38.80      73.02
70.01 - 80.00%           1,618   400,966,301     82.58      5.987        709   247,816     79.19      89.01      32.48      57.63
80.01 - 85.00%              12     3,091,836      0.64      6.180        688   257,653     83.86      83.86      11.16      98.10
85.01 - 90.00%              89    19,449,133      4.01      6.362        706   218,530     89.59      89.59      19.93      74.19
90.01 - 95.00%              34     7,899,547      1.63      6.390        719   232,340     94.89      94.89       4.34     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Document Type


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Document                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/alternate Doc         641  $158,257,926     32.59%     5.831%       710  $246,892     76.89%     87.84%    100.00%     60.58%
No Doc                     112    28,921,566      5.96      6.521        711   258,228     81.31      83.28       0.00      99.24
Stated Income            1,174   298,369,496     61.45      6.028        705   254,148     78.18      87.01       0.00      57.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Loan                        Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Purpose                  Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               312   $86,366,967     17.79%     6.052%       684  $276,817     74.04%     77.26%     24.08%     69.91%
Purchase                 1,332   333,817,752     68.75      6.030        717   250,614     79.39      89.65      35.31      54.65
Rate/term Refi             283    65,364,269     13.46      5.724        689   230,969     75.69      86.79      29.98      79.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Occupancy Status


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Occupancy                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Status                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner                  975  $180,558,114     37.19%     6.185%       721  $185,188     78.33%     86.77%     31.38%      0.00%
Owner Occupied             911   294,763,506     60.71      5.877        699   323,560     77.86      87.32      32.53     100.00
Second Home                 41    10,227,369      2.11      5.920        722   249,448     73.45      84.80      55.96       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------


                                                   Distribution by Property Type


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Property                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                 238   $75,961,291     15.64%     6.281%       716  $319,165     77.96%     86.07%     19.66%     38.33%
Condo                      220    45,471,611      9.36      5.978        717   206,689     78.51      89.02      40.45      58.95
Co-op                        4     1,183,527      0.24      6.237        688   295,882     84.37      84.37      41.82     100.00
Hi-rise Condo               18     4,513,572      0.93      6.174        728   250,754     79.82      91.56      17.47      38.49
Pud                         51    23,961,963      4.94      5.886        700   469,842     76.08      83.92      93.18      91.30
Pud Attached                62    10,512,114      2.16      5.949        710   169,550     78.84      88.10      33.30      53.00
Pud Detached               275    68,084,577     14.02      5.956        702   247,580     78.10      87.39      28.28      62.94
Single Family               80    35,381,893      7.29      5.710        702   442,274     74.03      82.45      96.93      91.17
Single Family Attached      54     9,494,376      1.96      6.067        712   175,822     78.84      86.99      28.83      52.93
Single Family Detached     925   210,984,063     43.45      5.957        705   228,091     78.47      87.89      19.68      60.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by State


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
State                    Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern              290  $110,017,787     22.66%     5.939%       705  $379,372     76.72%     85.00%     37.24%     68.70%
CA - Northern              243    86,136,655     17.74      5.794        709   354,472     77.29      87.14      32.38      67.53
NY                          93    32,762,716      6.75      6.285        709   352,287     79.76      87.14      10.90      73.37
FL                         137    26,051,432      5.37      5.971        720   190,156     78.62      86.90      41.73      46.53
NV                          86    22,635,960      4.66      6.154        705   263,209     78.44      87.05      42.70      45.69
WA                          95    18,883,202      3.89      5.911        702   198,771     76.75      86.35      26.61      47.61
AZ                         112    18,527,099      3.82      5.961        715   165,421     79.34      89.73      47.64      40.95
IL                          74    16,901,374      3.48      6.219        706   228,397     78.63      90.63      23.06      63.77
MA                          49    15,379,808      3.17      6.195        721   313,874     78.26      87.76      30.20      45.61
CO                          85    14,198,254      2.92      6.051        709   167,038     78.51      90.47      27.76      35.25
Other                      663   124,054,702     25.55      6.031        704   187,111     78.55      87.60      31.40      60.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Zip Code


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Zip Code                 Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
89052                       11    $3,981,763      0.82%     6.307%       691  $361,978     78.63%     83.85%     57.70%     58.43%
95032                        3     3,319,000      0.68      4.678        699  1,106,333    70.92      77.86      42.15     100.00
95020                        4     2,185,000      0.45      6.057        693   546,250     78.40      91.90      59.04      77.35
92101                        5     1,898,910      0.39      5.898        742   379,782     78.74      86.37      85.30      85.30
94598                        3     1,865,296      0.38      5.160        703   621,765     78.35      93.16      46.39      85.56
91320                        3     1,857,600      0.38      5.751        664   619,200     68.70      71.07      76.31     100.00
89141                        7     1,816,800      0.37      6.062        718   259,543     81.71      88.04      37.03      13.29
94131                        3     1,715,800      0.35      5.477        713   571,933     78.16      87.64       0.00     100.00
94112                        3     1,705,385      0.35      5.947        718   568,462     76.52      80.11      34.81     100.00
92009                        3     1,671,581      0.34      5.831        713   557,194     78.38      87.07      67.00      67.00
Other                    1,882   463,531,853     95.47      6.006        708   246,297     78.01      87.19      31.71      59.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                            Distribution by Remaining Months to Maturity


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Remaining Months            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
To Maturity              Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Amortization Type


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Amortization                Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 YEAR ARM                 13    $2,774,003      0.57%     6.732%       702  $213,385     75.60%     77.99%     12.29%     33.21%
3 YEAR ARM               1,162   284,063,429     58.50      6.062        705   244,461     78.56      87.54      18.71      51.52
5 YEAR ARM                 600   158,860,519     32.72      6.060        710   264,768     77.00      85.59      58.11      68.89
6 MONTH ARM                142    37,766,326      7.78      5.095        716   265,960     77.58      90.65      32.93      98.85
7 YEAR ARM                  10     2,084,711      0.43      6.722        710   208,471     75.74      81.60       0.00      35.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                               Distribution by Prepayment Term Months


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Prepayment Term             Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Months                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                        1,480  $393,562,334     81.06%     6.032%       707  $265,920     77.89%     86.83%     34.13%     62.18%
12                           2       535,311      0.11      5.664        716   267,655     84.62      92.69       0.00     100.00
30                           1       161,050      0.03      5.125        748   161,050     79.99      99.98     100.00     100.00
36                         442    90,460,394     18.63      5.826        710   204,662     78.12      87.94      26.08      53.84
42                           2       829,900      0.17      5.831        671   414,950     79.81      93.90      21.68      78.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Periodic Cap


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Periodic                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Cap                      Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                    1,766  $412,818,570     85.02%     6.030%       707  $233,759     78.43%     87.59%     21.53%     55.44%
2.00%                      161    72,730,419     14.98      5.781        708   451,742     75.21      84.08      95.37      90.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------


                                                Distribution by Months to Rate Reset


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Months To                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate Reset               Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below                 142   $37,766,326      7.78%     5.095%       716  $265,960     77.58%     90.65%     32.93%     98.85%
21 - 30                     17     4,961,677      1.02      5.614        700   291,863     80.82      86.79      11.57      80.10
31 - 40                  1,145   279,101,752     57.48      6.070        705   243,757     78.52      87.55      18.84      51.01
51 - 60                    600   158,860,519     32.72      6.060        710   264,768     77.00      85.59      58.11      68.89
71 - 80                      1       241,550      0.05      6.625        681   241,550     80.00      86.62       0.00       0.00
81 - 90                      9     1,843,162      0.38      6.735        714   204,796     75.19      80.94       0.00      39.98
111 - 120                   13     2,774,003      0.57      6.732        702   213,385     75.60      77.99      12.29      33.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Maximum Lifetime Rate


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Maximum Lifetime            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.49% & Below                1      $499,950      0.10%     4.000%       697  $499,950     80.00%     80.00%    100.00%    100.00%
9.50 - 9.99%                 7     5,452,045      1.12      4.694        697   778,864     68.85      76.14      64.78     100.00
10.00 - 10.49%              34    13,530,669      2.79      5.208        706   397,961     74.23      80.02      91.78      88.34
10.50 - 10.99%             170    52,627,396     10.84      5.654        710   309,573     76.50      84.75      69.45      82.88
11.00 - 11.49%             434   106,648,148     21.96      5.591        713   245,733     77.28      87.24      41.40      72.75
11.50 - 11.99%             575   135,904,458     27.99      5.971        707   236,356     78.14      87.31      26.26      57.24
12.00 - 12.49%             454   107,376,845     22.11      6.276        708   236,513     79.15      88.17      16.89      40.85
12.50 - 12.99%             186    48,183,429      9.92      6.664        697   259,051     79.15      88.65      12.01      52.80
13.00 - 13.49%              55    13,028,775      2.68      7.177        696   236,887     80.08      88.67      11.45      49.21
13.50 - 13.99%               9     1,741,925      0.36      7.704        697   193,547     75.71      91.67       0.00      91.49
14.00 - 14.49%               2       555,350      0.11      8.000        661   277,675     91.83      91.83       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Minimum Lifetime Rate


                                           Pct. Of Weighted Weighted Weighted
------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Minimum Lifetime            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%               299  $108,707,911     22.39%     5.552%       710  $363,572     76.18%     86.52%     73.43%     93.15%
2.50 - 2.99%             1,624   376,312,163     77.50      6.118        707   231,719     78.44      87.21      20.84      51.28
3.00 - 3.49%                 3       345,900      0.07      6.613        675   115,300     86.92      93.95       0.00     100.00
3.50 - 3.99%                 1       183,014      0.04      8.500        701   183,014     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Margin                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%               299  $108,707,911     22.39%     5.552%       710  $363,572     76.18%     86.52%     73.43%     93.15%
2.50 - 2.99%             1,627   376,678,677     77.58      6.120        707   231,517     78.45      87.22      20.82      51.33
3.00 - 3.49%                 1       162,400      0.03      4.875        656   162,400     80.00      94.98       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by First Adjustment Cap


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
First                       Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Adjustment Cap           Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                      142   $37,766,326      7.78%     5.095%       716  $265,960     77.58%     90.65%     32.93%     98.85%
5.00%                    1,785   447,782,663     92.22      6.068        707   250,859     77.97      86.76      32.56      57.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------


                                                Distribution by Periodic Lifetime Cap


                                           Pct. Of Weighted Weighted Weighted
------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Periodic Lifetime           Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Cap                      Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%               629  $164,554,749     33.89%     6.080%       710  $261,613     76.98%     85.51%     56.57%     68.16%
5.01 - 5.50%                36    10,593,404      2.18      5.707        706   294,261     76.54      88.01      39.22      98.10
5.51 - 6.00%             1,200   294,305,591     60.61      6.033        706   245,255     78.58      87.65      18.84      53.04
6.01 - 6.50%                40    10,267,984      2.11      4.744        715   256,700     76.05      91.61      35.39     100.00
6.51 - 7.00%                20     5,423,661      1.12      4.256        722   271,183     78.90      92.13      28.00     100.00
7.01 - 7.50%                 2       403,600      0.08      3.831        707   201,800     79.80      86.52     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                 Distribution by Interest Only Loans


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Interest                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Only Loans               Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                          142   $39,183,167      8.07%     6.063%       699  $275,938     77.51%     82.12%     35.04%     72.58%
Y                        1,785   446,365,821     91.93      5.987        708   250,065     77.98      87.50      32.38      59.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans (1)

Scheduled Principal Balance:                                       $155,700,863
Number of Mortgage Loans:                                                   841
Average Scheduled Principal Balance:                                   $185,138
Percentage of IO loans:                                                   90.44%
Weighted Average Gross Coupon:                                            6.007%
Weighted Average Net Coupon (2):                                          5.742%
Weighted Average Original FICO Score:                                       719
Weighted Average Original LTV Ratio:                                      78.89%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             38
Weighted Average Gross Margin:                                             2.69%
Weighted Average Initial Rate Cap:                                         4.69%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             11.75%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.




                                              Distribution by Current Principal Balance


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Current Principal           Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Balance                  Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             18      $698,794      0.45%     6.301%       716   $38,822     73.90%     87.47%     23.06%      0.00%
$50,001 - $75,000           44     2,847,699      1.83      6.219        719    64,720     77.00      87.70      50.18      14.02
$75,001 - $100,000          95     8,379,695      5.38      6.106        717    88,207     78.42      89.99      51.87      17.08
$100,001 - $125,000        116    13,155,941      8.45      6.108        720   113,413     80.04      90.58      51.46      21.54
$125,001 - $150,000        109    14,905,028      9.57      5.953        718   136,743     78.54      88.80      38.98      37.75
$150,001 - $200,000        145    25,114,065     16.13      5.894        719   173,200     78.45      88.32      37.42      36.42
$200,001 - $250,000        111    24,699,792     15.86      5.960        716   222,521     78.56      87.64      36.31      40.82
$250,001 - $300,000         81    22,278,938     14.31      5.965        714   275,049     79.42      88.46      24.60      56.06
$300,001 - $350,000         79    25,232,248     16.21      5.980        717   319,396     79.88      90.60      21.46      59.48
$350,001 - $400,000         17     6,359,694      4.08      6.247        731   374,100     78.31      87.63      23.90      29.62
$400,001 - $450,000         11     4,591,362      2.95      6.152        715   417,397     78.18      86.33       8.97      17.95
$450,001 - $500,000         10     4,762,121      3.06      6.096        754   476,212     77.31      85.65       0.00      19.47
$500,001 - $550,000          4     2,101,300      1.35      6.100        741   525,325     78.55      83.60      24.98      25.89
$550,001 - $600,000          1       574,186      0.37      7.250        706   574,186     80.00      85.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Current                     Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below               46    $8,811,596      5.66%     4.643%       719  $191,556     78.17%     89.76%     50.87%     88.86%
5.01 - 5.50%               123    23,390,695     15.02      5.369        717   190,168     77.43      86.89      36.16      52.69
5.51 - 6.00%               279    52,360,811     33.63      5.834        719   187,673     78.58      88.44      35.07      44.05
6.01 - 6.50%               250    45,787,031     29.41      6.289        721   183,148     78.96      88.36      27.94      19.63
6.51 - 7.00%               106    18,656,205     11.98      6.773        718   176,002     81.09      91.10      30.42      36.09
7.01 - 7.50%                32     6,095,660      3.91      7.250        713   190,489     80.10      90.13       7.59      30.99
7.51 - 8.00%                 3       304,350      0.20      7.905        686   101,450     81.04      93.79       0.00      23.66
8.01% & Above                2       294,514      0.19      8.405        699   147,257     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by FICO


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
FICO                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above                 52   $10,423,968      6.69%     6.029%       791  $200,461     78.79%     86.87%     31.56%     22.12%
760 - 779                   92    17,539,355     11.26      5.947        770   190,645     79.81      89.88      33.04      37.33
740 - 759                  106    18,560,278     11.92      5.913        749   175,097     79.31      90.23      30.93      42.17
720 - 739                  135    24,063,809     15.46      6.023        730   178,250     77.97      87.53      31.72      28.98
700 - 719                  162    32,125,072     20.63      6.070        708   198,303     78.92      88.34      18.40      34.71
680 - 699                  188    34,444,239     22.12      6.075        690   183,214     79.60      89.55      22.48      43.38
660 - 679                   59    10,585,916      6.80      6.018        670   179,422     78.15      89.58      70.80      56.64
640 - 659                   34     5,854,871      3.76      5.702        651   172,202     77.16      85.00      77.32      66.63
620 - 639                   13     2,103,356      1.35      5.801        631   161,797     74.97      82.87     100.00      73.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Original LTV


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Original                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
LTV                      Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               7      $920,589      0.59%     5.578%       705  $131,513     32.15%     38.78%      0.00%     64.85%
40.01 - 50.00%               3       400,000      0.26      5.691        731   133,333     44.33      47.60       0.00      58.75
50.01 - 60.00%              14     2,246,496      1.44      5.677        704   160,464     57.74      63.68      55.02      24.51
60.01 - 70.00%              40     8,171,538      5.25      5.964        718   204,288     67.42      79.29      17.28      43.15
70.01 - 80.00%             715   132,810,389     85.30      5.999        719   185,749     79.35      89.92      35.24      36.08
80.01 - 85.00%               5     1,186,783      0.76      6.135        696   237,357     84.51      84.51       0.00     100.00
85.01 - 90.00%              37     5,518,082      3.54      6.138        729   149,137     89.71      89.71      14.13      49.47
90.01 - 95.00%              20     4,446,986      2.86      6.440        722   222,349     94.86      94.86       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Document Type


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Document                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/alternate Doc         316   $50,234,934     32.26%     5.874%       712  $158,971     78.42%     91.31%    100.00%     34.46%
No Doc                      47     8,457,736      5.43      6.550        723   179,952     82.06      85.29       0.00      98.53
Stated Income              478    97,008,192     62.30      6.029        722   202,946     78.86      87.60       0.00      36.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Loan                        Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Purpose                  Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               123   $24,088,172     15.47%     6.007%       709  $195,839     74.89%     77.84%     27.40%     42.54%
Purchase                   603   111,929,488     71.89      6.056        725   185,621     80.10      90.77      31.77      33.69
Rate/term
Refi                       115    19,683,203     12.64      5.734        698   171,158     76.94      89.97      41.04      67.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Occupancy Status


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Occupancy                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Status                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner                  538   $91,960,760     59.06%     6.134%       724  $170,931     78.39%     87.05%     35.23%      0.00%
Owner Occupied             288    61,195,693     39.30      5.810        712   212,485     79.65      91.21      28.28     100.00
Second Home                 15     2,544,410      1.63      6.182        726   169,627     78.65      85.90      20.81       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Property Type


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Property                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                 125   $36,081,071     23.17%     6.268%       723  $288,649     79.04%     86.99%     19.83%     23.23%
Condo                       95    15,377,641      9.88      6.007        719   161,870     78.11      88.32      31.33      42.32
Co-op                        2       308,527      0.20      6.262        676   154,264     80.71      80.71       0.00     100.00
Hi-rise Condo                8     1,647,793      1.06      6.088        712   205,974     80.52      94.27      32.23      35.50
Pud Attached                26     3,836,870      2.46      6.140        705   147,572     78.57      87.04      39.07      41.13
Pud Detached               131    21,709,676     13.94      5.973        715   165,723     78.93      89.59      40.95      33.59
Single Family Attached      27     4,094,134      2.63      6.028        721   151,635     79.16      88.75      43.98      50.20
Single Family Detached     427    72,645,150     46.66      5.877        719   170,129     78.93      89.29      35.16      47.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by State


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
State                    Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern               81   $20,105,645     12.91%     5.989%       721  $248,218     76.69%     85.38%     14.65%     39.45%
CA - Northern               79    20,103,532     12.91      5.851        723   254,475     77.43      87.72      33.29      40.16
NY                          43    11,676,444      7.50      6.288        721   271,545     80.92      89.62      12.18      58.30
FL                          71    11,136,007      7.15      5.964        724   156,845     79.72      88.18      37.88      45.79
WA                          50     9,118,062      5.86      5.845        717   182,361     78.77      88.97      36.90      42.76
AZ                          61     7,947,614      5.10      6.001        722   130,289     79.46      92.26      50.25      15.89
IL                          36     7,556,192      4.85      6.201        703   209,894     79.36      89.78      23.15      41.52
MA                          28     7,343,077      4.72      6.353        725   262,253     79.34      88.79      31.39      14.06
NV                          34     6,612,063      4.25      6.041        722   194,472     78.50      87.98      46.33       7.21
CO                          40     6,117,147      3.93      5.880        721   152,929     78.22      89.45      42.65      31.51
Other                      318    47,985,080     30.82      5.983        715   150,896     79.67      89.47      37.24      44.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Zip Code


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Zip                         Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Code                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
89031                        5      $982,150      0.63%     5.613%       723  $196,430     81.74%     90.10%     40.64%     22.81%
11368                        2       971,473      0.62      6.892        705   485,737     80.00      89.09       0.00      40.90
60651                        3       894,691      0.57      6.228        707   298,230     80.00      88.95      59.76       0.00
84119                        3       864,000      0.55      6.250        702   288,000     80.00      90.00       0.00       0.00
94553                        2       815,000      0.52      6.008        767   407,500     70.38      78.40       0.00       0.00
06902                        3       804,000      0.52      5.859        720   268,000     80.00      81.19      11.94      48.26
60647                        2       707,145      0.45      6.510        690   353,572     76.90      86.66       0.00     100.00
95355                        2       703,200      0.45      6.086        716   351,600     80.00      91.64      32.88       0.00
89141                        3       692,800      0.44      6.122        698   230,933     79.71      85.89      61.89       0.00
18969                        2       659,750      0.42      6.134        714   329,875     79.99      93.15       0.00     100.00
Other                      814   147,606,654     94.80      5.998        719   181,335     78.89      88.73      32.89      39.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                            Distribution by Remaining Months to Maturity


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Remaining                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Months To Maturity       Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                  841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Amortization Type


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Amortization                Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 YEAR ARM                  4      $829,194      0.53%     6.371%       707  $207,299     75.14%     76.99%      0.00%     25.40%
3 YEAR ARM                 541   103,724,730     66.62      5.994        719   191,728     79.01      88.34      28.68      31.98
5 YEAR ARM                 225    38,407,950     24.67      6.325        722   170,702     78.87      88.40      37.68      41.51
6 MONTH ARM                 67    11,952,429      7.68      5.045        710   178,394     78.64      94.23      50.35      99.30
7 YEAR ARM                   4       786,560      0.51      6.526        726   196,640     71.64      72.72       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                               Distribution by Prepayment Term Months


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Prepayment                  Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Term Months              Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                          608  $117,994,590     75.78%     6.065%       719  $194,070     78.81%     88.19%     31.08%     39.07%
30                           1       161,050      0.10      5.125        748   161,050     79.99      99.98     100.00     100.00
36                         231    37,365,323     24.00      5.829        718   161,755     79.12      90.13      35.38      39.96
42                           1       179,900      0.12      6.125        681   179,900     79.99      89.95     100.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Periodic Cap


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Periodic                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Cape                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                      841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Months to Rate Reset


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Months to                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate Reset               Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below                  67   $11,952,429      7.68%     5.045%       710  $178,394     78.64%     94.23%     50.35%     99.30%
21 - 30                      6       726,500      0.47      5.915        678   121,083     79.91      85.28      64.40      12.96
31 - 40                    535   102,998,230     66.15      5.995        719   192,520     79.01      88.36      28.43      32.12
51 - 60                    225    38,407,950     24.67      6.325        722   170,702     78.87      88.40      37.68      41.51
81 - 90                      4       786,560      0.51      6.526        726   196,640     71.64      72.72       0.00       0.00
111 - 120                    4       829,194      0.53      6.371        707   207,299     75.14      76.99       0.00      25.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Maximum Lifetime Rate


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Maximum Lifetime            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.49% & Below               4      $798,345      0.51%     5.242%       703  $199,586     65.31%     71.32%     53.51%     58.29%
10.50 - 10.99%              55    10,801,441      6.94      5.590        718   196,390     79.87      87.54      33.53      70.07
11.00 - 11.49%             212    38,084,526     24.46      5.526        722   179,644     77.85      88.92      42.89      53.83
11.50 - 11.99%             266    47,216,922     30.33      5.963        717   177,507     78.78      88.34      36.24      38.77
12.00 - 12.49%             214    41,939,817     26.94      6.271        721   195,980     78.95      88.48      23.75      23.19
12.50 - 12.99%              61    11,265,212      7.24      6.684        709   184,676     81.01      90.58      18.63      26.96
13.00 - 13.49%              26     5,153,335      3.31      7.177        717   198,205     81.13      91.64      13.16      22.36
13.50 - 13.99%               3       441,264      0.28      7.915        712   147,088     94.99      94.99       0.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
---------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Minimum Lifetime Rate


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Minimum Lifetime            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                67   $12,000,589      7.71%     5.079%       710  $179,113     78.65%     94.17%     48.98%     97.73%
2.50 - 2.99%               771   143,333,759     92.06      6.079        720   185,906     78.87      88.19      30.95      34.26
3.00 - 3.49%                 2       183,500      0.12      8.152        691    91,750     93.04      93.04       0.00     100.00
3.50 - 3.99%                 1       183,014      0.12      8.500        701   183,014     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Margin                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                67   $12,000,589      7.71%     5.079%       710  $179,113     78.65%     94.17%     48.98%     97.73%
2.50 - 2.99%               774   143,700,274     92.29      6.085        720   185,659     78.91      88.21      30.87      34.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by First Adjustment Cap


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
First                       Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Adjustment Cap           Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                       67   $11,952,429      7.68%     5.045%       710  $178,394     78.64%     94.23%     50.35%     99.30%
5.00%                      774   143,748,434     92.32      6.088        720   185,721     78.91      88.21      30.76      34.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Periodic Lifetime Cap


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Periodic                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Lifetime Cap             Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%               239   $40,859,219     26.24%     6.325%       722  $170,959     78.70%     88.19%     36.48%     42.16%
5.01 - 5.50%                14     2,229,493      1.43      5.698        721   159,249     78.50      97.99      43.40      96.23
5.51 - 6.00%               559   106,879,252     68.64      5.972        718   191,197     78.99      88.44      29.21      33.77
6.01 - 6.50%                18     3,387,220      2.18      4.746        711   188,179     78.45      94.56      53.51     100.00
6.51 - 7.00%                 9     1,942,079      1.25      4.263        722   215,787     78.52      90.76      47.52     100.00
7.01 - 7.50%                 2       403,600      0.26      3.831        707   201,800     79.80      86.52     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                 Distribution by Interest Only Loans


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Interest Only               Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Loans                    Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                           73   $14,888,439      9.56%     6.209%       699  $203,951     79.86%     85.16%     17.49%     46.96%
Y                          768   140,812,424     90.44      5.986        721   183,350     78.79      89.04      33.83      38.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group II Mortgage Loans (1)

Scheduled Principal Balance:                                       $329,848,125
Number of Mortgage Loans:                                                 1,086
Average Scheduled Principal Balance:                                   $303,728
Percentage of IO loans:                                                   92.63%
Weighted Average Gross Coupon:                                            5.986%
Weighted Average Net Coupon (2):                                          5.721%
Weighted Average Original FICO Score:                                       702
Weighted Average Original LTV Ratio:                                      77.50%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             41
Weighted Average Gross Margin:                                             2.58%
Weighted Average Initial Rate Cap:                                         4.69%
Weighted Average Periodic Rate Cap:                                        1.22%
Weighted Average Gross Maximum Lifetime Rate:                             11.60%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.





                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Current                     Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Principal Balance        Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             25    $1,001,619      0.30%     6.520%       720   $40,065     78.86%     90.43%     34.99%     14.80%
$50,001 - $75,000           33     2,165,878      0.66      6.378        708    65,633     78.41      89.35      33.91      15.27
$75,001 - $100,000          61     5,478,082      1.66      6.245        702    89,805     77.20      87.04      29.01      32.05
$100,001 - $125,000         97    10,884,247      3.30      6.126        712   112,209     79.00      89.80      29.02      23.92
$125,001 - $150,000         79    10,806,029      3.28      6.230        717   136,785     78.46      89.42      21.37      34.18
$150,001 - $200,000        132    22,886,839      6.94      6.059        705   173,385     78.47      88.00      18.48      44.32
$200,001 - $250,000        101    22,600,889      6.85      6.120        706   223,771     79.28      88.73      15.72      52.26
$250,001 - $300,000         74    20,245,507      6.14      5.876        696   273,588     78.43      87.70      16.17      62.45
$300,001 - $350,000         76    25,397,874      7.70      5.884        684   334,183     77.18      83.18      33.58      83.01
$350,001 - $400,000        124    46,718,369     14.16      5.948        705   376,761     77.66      87.15      53.88      75.09
$400,001 - $450,000         65    27,773,365      8.42      5.872        708   427,283     78.29      87.58      35.47      72.52
$450,001 - $500,000         63    30,164,539      9.14      5.920        707   478,802     79.39      87.50      42.46      78.93
$500,001 - $550,000         38    20,050,963      6.08      6.214        687   527,657     78.78      88.85      23.49      84.29
$550,001 - $600,000         39    22,433,428      6.80      5.968        689   575,216     76.98      83.47      33.51      87.19
$600,001 - $650,000         29    18,366,329      5.57      6.049        705   633,322     74.77      83.65      27.61      86.17
$650,001 - $700,000         14     9,537,535      2.89      6.112        692   681,253     69.46      79.01      43.24      93.00
$700,001 - $750,000          6     4,324,200      1.31      5.649        727   720,700     78.02      84.80      33.76      66.35
$750,001 - $800,000          4     3,064,605      0.93      5.410        714   766,151     76.28      92.01      49.59     100.00
$800,001 - $850,000          3     2,465,000      0.75      6.126        654   821,667     78.33      84.98      33.27     100.00
$850,001 - $900,000          6     5,272,209      1.60      6.249        702   878,702     71.22      78.68      32.96      66.90
$900,001 - $950,000          2     1,829,500      0.55      6.315        725   914,750     74.98      74.98       0.00     100.00
$950,001 - $1,000,000        9     8,811,118      2.67      5.789        718   979,013     75.82      87.16      22.30      89.05
$1,000,001 & Above           6     7,570,000      2.29      5.471        701  1,261,667    74.28      77.88      46.76     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Current                     Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below               66   $23,804,362      7.22%     4.692%       704  $360,672     74.52%     84.67%     38.51%     95.04%
5.01 - 5.50%               146    48,788,394     14.79      5.389        708   334,167     75.64      83.33      50.42      82.71
5.51 - 6.00%               355   115,596,790     35.05      5.825        705   325,625     77.47      86.33      36.95      75.95
6.01 - 6.50%               308    87,479,732     26.52      6.319        702   284,025     78.63      87.74      25.54      57.21
6.51 - 7.00%               155    41,600,288     12.61      6.754        690   268,389     78.87      87.24      17.76      60.22
7.01 - 7.50%                42    10,660,823      3.23      7.286        689   253,829     77.87      87.32      16.35      58.22
7.51 - 8.00%                14     1,917,736      0.58      7.827        680   136,981     80.04      88.85       3.17      77.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by FICO


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
FICO                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above                 62   $20,224,736      6.13%     5.871%       791  $326,205     78.69%     88.68%     43.39%     56.47%
760 - 779                   75    20,357,620      6.17      5.931        769   271,435     77.87      87.91      38.05      52.72
740 - 759                  116    31,894,064      9.67      5.950        749   274,949     78.08      87.87      39.44      61.17
720 - 739                  124    36,953,079     11.20      5.966        730   298,009     79.08      88.11      33.20      65.98
700 - 719                  172    48,192,832     14.61      5.854        709   280,191     79.07      89.27      40.06      63.80
680 - 699                  154    49,301,510     14.95      5.963        690   320,140     75.76      85.98      37.93      74.17
660 - 679                  203    62,423,292     18.92      6.118        669   307,504     76.67      84.46      22.29      72.74
640 - 659                  138    45,371,871     13.76      6.051        651   328,782     77.18      83.55      21.05      88.82
620 - 639                   42    15,129,123      4.59      6.084        632   360,217     75.27      80.72      34.27      95.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Original LTV


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Original                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
LTV                      Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               6    $1,533,920      0.47%     6.362%       659  $255,653     35.49%     43.64%      0.00%     93.48%
40.01 - 50.00%              11     3,212,125      0.97      5.656        695   292,011     47.09      61.11      57.67      76.47
50.01 - 60.00%              27    10,754,265      3.26      5.694        687   398,306     56.19      61.58      62.72      69.16
60.01 - 70.00%              66    26,903,240      8.16      5.868        693   407,625     67.09      76.62      45.33      82.09
70.01 - 80.00%             903   268,155,912     81.30      5.981        704   296,961     79.11      88.55      31.12      68.30
80.01 - 85.00%               7     1,905,053      0.58      6.208        682   272,150     83.46      83.46      18.11      96.92
85.01 - 90.00%              52    13,931,051      4.22      6.450        696   267,905     89.54      89.54      22.23      83.99
90.01 - 95.00%              14     3,452,561      1.05      6.326        715   246,611     94.93      94.93       9.94     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Document Type


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Document                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/alternate Doc         325  $108,022,991     32.75%     5.810%       710  $332,378     76.18%     86.23%    100.00%     72.73%
No Doc                      65    20,463,830      6.20      6.508        706   314,828     81.00      82.45       0.00      99.53
Stated Income              696   201,361,304     61.05      6.027        697   289,312     77.85      86.74       0.00      66.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Loan                        Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Purpose                  Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               189   $62,278,795     18.88%     6.069%       675  $329,517     73.71%     77.03%     22.80%     80.50%
Purchase                   729   221,888,264     67.27      6.017        713   304,373     79.04      89.09      37.09      65.22
Rate/term
Refi                       168    45,681,066     13.85      5.720        686   271,911     75.16      85.42      25.21      84.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Occupancy Status


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Occupancy                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Status                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner                  437   $88,597,354     26.86%     6.239%       718  $202,740     78.27%     86.48%     27.39%      0.00%
Owner Occupied             623   233,567,813     70.81      5.895        695   374,908     77.39      86.30      33.64     100.00
Second Home                 26     7,682,958      2.33      5.834        721   295,498     71.73      84.44      67.60       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Property Type


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Property                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                 113   $39,880,221     12.09%     6.292%       708  $352,922     76.98%     85.25%     19.51%     51.99%
Condo                      125    30,093,969      9.12      5.964        716   240,752     78.72      89.38      45.12      67.45
Co-op                        2       875,000      0.27      6.229        692   437,500     85.66      85.66      56.57     100.00
Hi-rise Condo               10     2,865,779      0.87      6.224        738   286,578     79.42      90.00       8.99      40.22
Pud                         51    23,961,963      7.26      5.886        700   469,842     76.08      83.92      93.18      91.30
Pud Attached                36     6,675,243      2.02      5.838        713   185,423     79.00      88.71      29.98      59.82
Pud Detached               144    46,374,901     14.06      5.949        696   322,048     77.72      86.35      22.35      76.69
Single Family               80    35,381,893     10.73      5.710        702   442,274     74.03      82.45      96.93      91.17
Single Family
Attached                    27     5,400,242      1.64      6.097        705   200,009     78.60      85.65      17.35      55.00
Single Family
Detached                   498   138,338,913     41.94      5.999        698   277,789     78.23      87.16      11.56      67.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by State


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
State                    Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern              209   $89,912,142     27.26%     5.928%       701  $430,202     76.73%     84.92%     42.30%     75.25%
CA - Northern              164    66,033,123     20.02      5.776        705   402,641     77.25      86.97      32.10      75.86
NY                          50    21,086,272      6.39      6.283        702   421,725     79.12      85.77      10.19      81.72
NV                          52    16,023,897      4.86      6.201        698   308,152     78.41      86.66      41.20      61.57
FL                          66    14,915,425      4.52      5.976        718   225,991     77.79      85.94      44.61      47.08
AZ                          51    10,579,485      3.21      5.931        710   207,441     79.24      87.84      45.67      59.77
WA                          45     9,765,140      2.96      5.973        688   217,003     74.87      83.89      16.99      52.15
VA                          31     9,457,667      2.87      5.899        671   305,086     77.78      87.81      40.05      90.85
IL                          38     9,345,182      2.83      6.234        708   245,926     78.04      91.32      22.98      81.75
MD                          31     9,114,220      2.76      6.396        674   294,007     79.28      87.20      21.33      76.61
Other                      349    73,615,573     22.32      6.052        705   210,933     77.70      86.71      25.83      63.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Zip Code


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Zip                         Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Code                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
89052                        9    $3,548,163      1.08%     6.369%       687  $394,240     78.46%     83.62%     57.74%     65.57%
95032                        3     3,319,000      1.01      4.678        699  1,106,333    70.92      77.86      42.15     100.00
95020                        4     2,185,000      0.66      6.057        693   546,250     78.40      91.90      59.04      77.35
92101                        5     1,898,910      0.58      5.898        742   379,782     78.74      86.37      85.30      85.30
94598                        3     1,865,296      0.57      5.160        703   621,765     78.35      93.16      46.39      85.56
91320                        3     1,857,600      0.56      5.751        664   619,200     68.70      71.07      76.31     100.00
94131                        3     1,715,800      0.52      5.477        713   571,933     78.16      87.64       0.00     100.00
94112                        3     1,705,385      0.52      5.947        718   568,462     76.52      80.11      34.81     100.00
33040                        3     1,463,705      0.44      5.791        717   487,902     71.34      79.90      74.37      74.37
92107                        2     1,396,000      0.42      5.462        641   698,000     80.00      90.00      58.74     100.00
Other                    1,048   308,893,266     93.65      6.008        702   294,745     77.61      86.48      31.36      69.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                            Distribution by Remaining Months to Maturity


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Remaining Months            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
To Maturity              Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Amortization Type


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Amortization                Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 YEAR ARM                  9    $1,944,808      0.59%     6.885%       700  $216,090     75.79%     78.42%     17.52%     36.53%
3 YEAR ARM                 621   180,338,699     54.67      6.101        697   290,400     78.30      87.08      12.98      62.75
5 YEAR ARM                 375   120,452,570     36.52      5.975        706   321,207     76.40      84.69      64.63      77.62
6 MONTH ARM                 75    25,813,896      7.83      5.118        719   344,185     77.09      88.99      24.87      98.65
7 YEAR ARM                   6     1,298,152      0.39      6.840        700   216,359     78.23      86.98       0.00      56.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                               Distribution by Prepayment Term Months


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Prepayment                  Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Term Months              Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                          872  $275,567,744     83.54%     6.018%       701  $316,018     77.49%     86.25%     35.44%     72.07%
12                           2       535,311      0.16      5.664        716   267,655     84.62      92.69       0.00     100.00
36                         211    53,095,071     16.10      5.824        704   251,635     77.41      86.41      19.53      63.60
42                           1       650,000      0.20      5.750        668   650,000     79.76      94.99       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Periodic Cap


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Periodic                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Cap                      Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                      925  $257,117,707     77.95%     6.044%       700  $277,965     78.14%     86.93%     15.04%     65.21%
2.00%                      161    72,730,419     22.05      5.781        708   451,742     75.21      84.08      95.37      90.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Months to Rate Reset


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Months To                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate Reset               Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below                  75   $25,813,896      7.83%     5.118%       719  $344,185     77.09%     88.99%     24.87%     98.65%
21 - 30                     11     4,235,178      1.28      5.562        704   385,016     80.98      87.05       2.50      91.62
31 - 40                    610   176,103,522     53.39      6.114        697   288,694     78.23      87.08      13.23      62.06
51 - 60                    375   120,452,570     36.52      5.975        706   321,207     76.40      84.69      64.63      77.62
71 - 80                      1       241,550      0.07      6.625        681   241,550     80.00      86.62       0.00       0.00
81 - 90                      5     1,056,602      0.32      6.890        705   211,320     77.83      87.06       0.00      69.75
111 - 120                    9     1,944,808      0.59      6.885        700   216,090     75.79      78.42      17.52      36.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Maximum Lifetime Rate


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Maximum Lifetime            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------

9.49% & Below                1      $499,950      0.15%     4.000%       697  $499,950     80.00%     80.00%    100.00%    100.00%
9.50 - 9.99%                 7     5,452,045      1.65      4.694        697   778,864     68.85      76.14      64.78     100.00
10.00 - 10.49%              30    12,732,324      3.86      5.206        706   424,411     74.79      80.57      94.18      90.22
10.50 - 10.99%             115    41,825,955     12.68      5.670        709   363,704     75.63      84.03      78.73      86.19
11.00 - 11.49%             222    68,563,621     20.79      5.627        708   308,845     76.97      86.30      40.57      83.25
11.50 - 11.99%             309    88,687,536     26.89      5.976        702   287,015     77.79      86.77      20.95      67.08
12.00 - 12.49%             240    65,437,027     19.84      6.280        699   272,654     79.27      87.98      12.50      52.16
12.50 - 12.99%             125    36,918,216     11.19      6.658        693   295,346     78.58      88.06       9.98      60.68
13.00 - 13.49%              29     7,875,440      2.39      7.176        683   271,567     79.40      86.74      10.34      66.78
13.50 - 13.99%               6     1,300,661      0.39      7.632        692   216,777     69.17      90.55       0.00      88.61
14.00 - 14.49%               2       555,350      0.17      8.000        661   277,675     91.83      91.83       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Minimum Lifetime Rate


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Minimum Lifetime            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%               232   $96,707,322     29.32%     5.610%       711  $416,842     75.87%     85.57%     76.46%     92.58%
2.50 - 2.99%               853   232,978,404     70.63      6.142        698   273,128     78.17      86.60      14.63      61.75
3.00 - 3.49%                 1       162,400      0.05      4.875        656   162,400     80.00      94.98       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Margin                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%               232   $96,707,322     29.32%     5.610%       711  $416,842     75.87%     85.57%     76.46%     92.58%
2.50 - 2.99%               853   232,978,404     70.63      6.142        698   273,128     78.17      86.60      14.63      61.75
3.00 - 3.49%                 1       162,400      0.05      4.875        656   162,400     80.00      94.98       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by First Adjustment Cap


                                           Pct. Of Weighted Weighted Weighted
------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
First Adjustment            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Cap                      Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                       75   $25,813,896      7.83%     5.118%       719  $344,185     77.09%     88.99%     24.87%     98.65%
5.00%                    1,011   304,034,229     92.17      6.059        700   300,726     77.53      86.08      33.42      68.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Periodic Lifetime Cap


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Periodic Lifetime           Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Cap                      Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%               390  $123,695,530     37.50%     5.999%       706  $317,168     76.41%     84.62%     63.21%     76.75%
5.01 - 5.50%                22     8,363,911      2.54      5.709        702   380,178     76.01      85.35      38.10      98.60
5.51 - 6.00%               641   187,426,339     56.82      6.067        699   292,397     78.35      87.19      12.93      64.04
6.01 - 6.50%                22     6,880,764      2.09      4.742        717   312,762     74.86      90.16      26.47     100.00
6.51 - 7.00%                11     3,481,582      1.06      4.252        721   316,507     79.11      92.90      17.12     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                 Distribution by Interest Only Loans


------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Interest Only               Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Loans                    Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                           69   $24,294,728      7.37%     5.974%       700  $352,098     76.07%     80.25%     45.79%     88.28%
Y                        1,017   305,553,397     92.63      5.987        702   300,446     77.61      86.79      31.71      69.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap and the Effective WAC Cap. The WAC Cap and the Effective WAC Cap calculated based on an actual/360 basis (the WAC Cap plus the purchased interest rate cap not including the Class A-1 Interest Rate Cap) for each Distribution Date are as set forth in the following table. The Principal Certificates are assumed to pay on the 25th of a month. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR, six-month LIBOR, one year LIBOR, and one year CMT remain constant at 20.00%, and (ii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that distribution date in the following table.


    Distribution                    Effective WAC
          Date         WAC Cap (%)       Cap (%)
          ----         -----------       -------
          Jan-05         6.60878        10.00000
          Feb-05         5.54284        10.00000
          Mar-05         6.22007        10.00000
          Apr-05         5.61813        10.00000
          May-05         5.80540        10.00000
          Jun-05         5.61813        10.00000
          Jul-05         5.80540        10.00000
          Aug-05         5.61814        10.00000
          Sep-05         5.69346        10.00000
          Oct-05         5.88325        10.00000
          Nov-05         5.69348        10.00000
          Dec-05         5.88327        10.00000
          Jan-06         5.69349        10.00000
          Feb-06         5.69350        10.00000
          Mar-06         6.38697        10.00000
          Apr-06         5.76889        10.00000
          May-06         5.96120        10.00000
          Jun-06         5.76892        10.00000
          Jul-06         5.96123        10.00000
          Aug-06         5.76895        10.00000
          Sep-06         5.84437        10.00000
          Oct-06         6.04268        10.00000
          Nov-06         5.84777        10.00000
          Dec-06         6.04272        10.00000
          Jan-07         5.84781        10.00000
          Feb-07         5.84783        10.00000
          Mar-07         6.55793        10.00000
          Apr-07         5.92391        10.00000
          May-07         6.12140        10.00000
          Jun-07         5.92396        10.00000
          Jul-07         6.12146        10.00000
          Aug-07         5.92402        10.00000
          Sep-07         5.99351        10.00000
          Oct-07         9.09284        10.00000
          Nov-07         8.82122        10.00000
          Dec-07         9.11495        10.00000
          Jan-08         8.82062        10.00000
          Feb-08         8.82031        10.00000
          Mar-08         9.42937        10.00000
          Apr-08         9.38138        10.00000
          May-08         9.69832        10.00000
          Jun-08         9.38516        10.00000
          Jul-08         9.69767        10.00000
          Aug-08         9.38453        10.00000
          Sep-08         9.38421        10.00000
          Oct-08         9.69668        10.00000
          Nov-08         9.38355        10.00000
          Dec-08         9.69599        10.00000
          Jan-09         9.38287        10.00000
          Feb-09         9.38253        10.00000
          Mar-09        10.38741        10.38741
          Apr-09         9.38182        10.00000
          May-09         9.69418        10.00000
          Jun-09         9.38110        10.00000
          Jul-09         9.69342        10.00000
          Aug-09         9.38035        10.00000
          Sep-09         9.37997        10.00000
          Oct-09        10.47666        10.47666
          Nov-09        10.96554        10.96554
          Dec-09        11.33107        11.33107
          Aug-09        10.96555        10.96555
          Sep-09        10.96556        10.96556
          Oct-09        12.14044        12.14044
          Nov-09        10.96801        10.96801
          Dec-09        11.33361        11.33361
          Jan-10        10.96802        10.96802
          Feb-10        11.33362        11.33362
          Mar-10        10.96802        10.96802
          Apr-10        10.96802        10.96802
          May-10        11.33363        11.33363
          Jun-10        10.96803        10.96803
          Jul-10        11.33363        11.33363
          Aug-10        10.96804        10.96804
          Sep-10        10.96804        10.96804
          Oct-10        12.14319        12.14319
          Nov-10        10.96804        10.96804
          Dec-10        11.33364        11.33364
          Jan-11        10.96804        10.96804
          Feb-11        11.33365        11.33365
          Mar-11        10.96805        10.96805
          Apr-11        10.98748        10.98748
          May-11        11.35374        11.35374
          Jun-11        10.98927        10.98927
          Jul-11        11.35559        11.35559
          Aug-11        10.98930        10.98930
          Sep-11        10.98931        10.98931
          Oct-11        11.74721        11.74721
          Nov-11        10.98934        10.98934
          Dec-11        11.35566        11.35566
          Jan-12        10.98936        10.98936
          Feb-12        11.35569        11.35569
          Mar-12        10.98939        10.98939
          Apr-12        10.98941        10.98941
          May-12        11.35573        11.35573
          Jun-12        10.98943        10.98943
          Jul-12        11.35576        11.35576


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

    Distribution                    Effective WAC
          Date         WAC Cap (%)       Cap (%)
          ----         -----------       -------
          Aug-12        10.98946        10.98946
          Sep-12        10.98947        10.98947
          Oct-12        12.16693        12.16693
          Nov-12        10.98950        10.98950
          Dec-12        11.35583        11.35583
          Jan-13        10.98953        10.98953
          Feb-13        11.35586        11.35586
          Mar-13        10.98955        10.98955
          Apr-13        10.98957        10.98957
          May-13        11.35590        11.35590
          Jun-13        10.98959        10.98959
          Jul-13        11.35593        11.35593
          Aug-13        10.98962        10.98962
          Sep-13        10.98963        10.98963
          Oct-13        12.16710        12.16710
          Nov-13        10.98966        10.98966
          Dec-13        11.35599        11.35599
          Jan-14        10.98968        10.98968
          Feb-14        11.35601        11.35601
          Mar-14        10.98970        10.98970
          Apr-14        10.98972        10.98972
          May-14        11.37924        11.37924
          Jun-14        11.01874        11.01874
          Jul-14        11.38607        11.38607


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $483,012,998.47 (the initial fix rate notional amount), a term of 57 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------


   Distribution Period                                  Interest Rate Cap
        (months)             Cap Strike Rate (%)       Notional Amount ($)
        --------             -------------------       -------------------
            1                          6.60878           483,012,998.47
            2                          5.54284           468,829,848.14
            3                          6.22007           455,062,982.51
            4                          5.61813           441,700,187.94
            5                          5.80540           428,729,609.00
            6                          5.61813           416,139,737.99
            7                          5.80540           403,919,404.76
            8                          5.61814           392,057,766.79
            9                          5.69346           380,544,299.56
           10                          5.88325           369,368,787.30
           11                          5.69348           358,521,313.84
           12                          5.88327           347,992,253.91
           13                          5.69349           337,772,264.55
           14                          5.69350           327,852,276.87
           15                          6.38697           318,223,487.98
           16                          5.76889           308,877,353.21
           17                          5.96120           299,805,578.55
           18                          5.76892           291,000,113.26
           19                          5.96123           282,453,142.79
           20                          5.76895           274,157,081.78
           21                          5.84437           266,104,567.43
           22                          6.04268           258,288,452.88
           23                          5.84777           250,701,941.94
           24                          6.04272           243,338,151.90
           25                          5.84781           236,190,546.95
           26                          5.84783           229,252,783.00
           27                          6.55793           222,518,702.08
           28                          5.92391           215,982,326.88
           29                          6.12140           209,637,868.47
           30                          5.92396           203,479,681.32
           31                          6.12146           197,502,298.91
           32                          5.92402           191,700,415.09
           33                          5.99351           186,068,879.38
           34                          9.09284           180,602,659.44
           35                          8.82122           175,252,678.13
           36                          9.11495           170,060,963.13
           37                          8.82062           165,022,535.50
           38                          8.82031           160,132,879.87
           39                          9.42937           155,387,613.68
           40                          9.38138           150,782,488.27
           41                          9.69832           146,321,056.84
           42                          9.38516           141,991,276.81
           43                          9.69767           137,789,208.98
           44                          9.38453           133,711,094.46
           45                          9.38421           129,753,284.82
           46                          9.69668           125,912,238.85

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

   Distribution Period                                  Interest Rate Cap
        (months)             Cap Strike Rate (%)       Notional Amount ($)
        --------             -------------------       -------------------
           47                          9.38355           122,184,519.43
           48                          9.69599           118,566,790.47
           49                          9.38287           115,055,813.92
           50                          9.38253           111,648,446.92
           51                              N/A                      N/A
           52                          9.38182           105,132,429.35
           53                          9.69418           102,017,944.21
           54                          9.38110            98,995,394.28
           55                          9.69342            96,062,072.29
           56                          9.38035            93,215,350.54
           57                          9.37997            90,452,678.61
       58 & Above                          N/A                      N/A


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix B

This transaction will contain a one-month LIBOR interest rate cap agreement (the "Class A-1 Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on the Class A-1 Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $118,588,249.97 (the initial fix rate notional amount), a term of 14 months beginning on the twenty-sixth distribution date and a strike rate as detailed in the table below with an upper collar of 9.00%.

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------


   Distribution Period                                  Interest Rate Cap
        (months)             Cap Strike Rate (%)       Notional Amount ($)
        --------             -------------------       -------------------
          20                            8.61103           118,588,249.97
          21                            8.57793           117,429,903.15
          22                            8.59184           116,281,621.71
          23                            8.46706           115,143,403.89
          24                            8.48729           114,015,165.57
          25                            8.35963           112,896,819.26
          26                            8.30758           111,788,278.20
          27                            8.55476           110,689,456.43
          28                            8.23954           109,600,176.12
          29                            8.27917           108,520,444.08
          30                            8.14457           107,450,177.30
          31                            8.19068           106,389,292.74
          32                            8.05351           105,337,708.14
          33                            8.04331           104,295,341.90
      34 & Above                            N/A                      N/A

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                 $4,347,000 (1)
                                  (Approximate)
                         GSAA Home Equity Trust 2004-11

                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates


Overview of the Offered Certificates
------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                    Approximate Initial                                       Expected         Initial         Average
                         Principal          Certificate  Primary Collateral    Credit       Pass-Through         Life
  Certificates         Balance (1)(2)          Type           Group(3)       Support(4)       Rate (5)         (yrs)(6)
--------------------------------------------------------------------------------------------------------------------------
      B-2                $4,347,000            Sub         Group I & II        0.65%            [ ]%             3.60
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                      Principal
                       Payment        Expected Ratings
  Certificates      Window (6) (7)       Moody's/S&P
----------------------------------------------------------
      B-2           01/08 - 01/10         Ba2/BB
----------------------------------------------------------


Non-Offered Certificates
------------------------

--------------------------------------------------------------------------------------------------------------------------
      A-1                 $142,649,000         Sr           Group I           8.55%           LIBOR + [ ]%         2.33
      A-2                 $302,205,000         Sr           Group II          8.55%           LIBOR + [ ]%         2.33
      M-1                  $14,007,000         Mez        Group I & II        5.65%           LIBOR + [ ]%         4.41
      M-2                  $11,352,000         Mez        Group I & II        3.30%           LIBOR + [ ]%         4.37
      B-1                   $8,452,000         Sub        Group I & II        1.55%           LIBOR + [ ]%         4.27
--------------------------------------------------------------------------------------------------------------------------
    Total                $478,665,000
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
      A-1           01/05 - 04/11         Aaa/AAA
      A-2           01/05 - 04/11         Aaa/AAA
      M-1           02/08 - 04/11         Aa2/AA
      M-2           02/08 - 04/11          A2/A
      B-1           01/08 - 04/11        Baa2/BBB
----------------------------------------------------------
    Total
----------------------------------------------------------

(1) The aggregate initial principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(2) The principal balance of the Offered Certificates is based on the scheduled principal balance of the loans as of the Statistical Calculation Date rolled forward one month at an assumed prepayment rate of 6% CPR.

(3) The Class A-1 and Class A-2 Certificates are entitled to receive principal and interest payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1 and Class A-2 Certificates may receive principal and interest from the other collateral group.

(4)   Includes the target overcollateralization of 0.65%.

(5) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Principal Certificates.

(6) Assuming payments based on the pricing speeds outlined in "Key Terms" section of this Term Sheet and to a 10% Clean-up Call on the Certificates.

(7) The Final Scheduled Distribution Date for the Principal Certificates is the Distribution Date in December 2034.


Selected Mortgage Pool Data (8)
---------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                        All Loans                      Group I                     Group II
----------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                         $485,548,988                 $155,700,863                 $329,848,125
Number of Mortgage Loans:                                   1,927                          841                        1,086
Avg. Scheduled Principal Balance:                        $251,971                     $185,138                     $303,728
Percentage of IO Loans:                                    91.93%                       90.44%                       92.63%
Wtd. Avg. Gross Coupon:                                    5.993%                       6.007%                       5.986%
Wtd. Avg. Net Coupon(9):                                   5.728%                       5.742%                       5.721%
Wtd. Avg. Original FICO Score:                                707                          719                          702
Wtd. Avg. Original LTV Ratio:                              77.94%                       78.89%                       77.50%
Wtd. Avg.  Std. Remaining Term (Mo.):                         358                          358                          358
Wtd. Avg.  Seasoning (Mo.):                                     2                            2                            2
Wtd. Avg. Months to Roll:                                      40                           38                           41
Wtd. Avg. Gross Margin:                                     2.62%                        2.69%                        2.58%
Wtd. Avg. Initial Rate Cap:                                 4.69%                        4.69%                        4.69%
Wtd. Avg. Periodic Rate Cap:                                1.15%                        1.00%                        1.22%
Wtd. Avg. Gross Maximum Lifetime Rate:                     11.65%                       11.75%                       11.60%
----------------------------------------------------------------------------------------------------------------------------


(8) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

   o The mortgage loans in the transaction consist of Alt-A type, hybrid, adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") originated and serviced by GreenPoint Mortgage Funding, Inc. ("GreenPoint") (85.0%) and Countrywide Home Loans, Inc. ("Countrywide") (15.0%).

   o Credit support for the Principal Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 0.00%, building to a target overcollaterization of 0.65%, excess spread and mortgage insurance on certain Mortgage Loans.

   o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Principal Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $483,012,998.47 a term of 57 months beginning on the first distribution date, and the trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10% (See Appendix A for Interest Rate Cap details).

   o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Class A-1 Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on the Class A-1 Certificates in the manner described herein. The Class A-1 Interest Rate Cap will have an initial notional amount of approximately $118,588,249.97, a term of 14 months beginning on the 20th distribution date, and the class will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 9.00%. (See Appendix B for Class A-1 Interest Rate Cap details).

   o None of the Mortgage Loans is classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law.

   o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

   o The transaction will be modeled on INTEX as "GSAA0411" and on Bloomberg as "GSAA 04-11".

   o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:       On or before December 30, 2004

Cut-off Date:                December 1, 2004

Statistical Calculation
Date:                        November 1, 2004

Expected Pricing Date:       On or before December 8, 2004

First Distribution Date:     January 25, 2005


Key Terms
---------

Offered Certificates:        Class B-2 Certificates

Non-Offered Certificates:    Class A-1, A-2, M-1, M-2, and B-1 Certificates

Principal Certificates:      Class A-1, A-2, M-1, M-2, B-1 and B-2 Certificates

Class A Certificates:        Class A-1 and A-2 Certificates

Variable Rate Certificates:  Class A-1, A-2, M-1, M-2, and B-1 Certificates

Fixed Rate Certificate:      Class B-2 Certificates

Subordinate Certificates:    Class M-1, M-2, B-1, and B-2 Certificates

Depositor:                   GS Mortgage Securities Corp.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Manager:                     Goldman, Sachs & Co.

Servicers:                   GreenPoint Mortgage Funding, Inc. (85.0%) and
                             Countrywide Home Loans Servicing LP (15.0%)

Trustee:                     Deutsche Bank National Trust Company

Servicing Fee Rates:         25.0 bps (92.2%) and 37.5 bps (7.8%)

Trustee Fee Rate:            0.54 bps

Interest Rate Cap Provider:  Goldman Sachs Capital Markets LP, as the
                             cap provider. The short term unsecured debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated P-1 by Moody's, A-1 by S&P, and F1+ by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated Aa3 by Moody's, A+ by S&P, and AA by Fitch.

Distribution Date:           25th day of the month or the following business day

Record Date:                 For any Distribution Date, the last business day of
                             the Interest Accrual Period

Delay Days:                  24 days on the Fixed Rate Certificates
                             0 day delay on the Variable Rate Certificates

Day Count:                   30/360 basis for the Fixed Rate Certificates and
                             Actual/360 basis for the Variable Rate
                             Certificates.

Interest Accrual Period:     For the Fixed Rate Certificates, the calendar month
                             immediately preceding the then current Distribution
                             Date. For the Variable Rate Certificates, from the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Excess Spread:               The initial weighted average net coupon of the
                             mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-Off
                             Date.

                             Initial Gross WAC (1):                     5.9927%

                                 Less Fees & Expenses (2):              0.2651%
                                                                       ---------
                             Net WAC (1):                               5.7276%

                                 Less Initial Principal
                                 Certificate Coupon (Approx.)(1)(3):    2.7376%
                                                                       ---------
                             Initial Excess Spread (1):                 2.9900%

                                 (1) This amount will vary on each Distribution Date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                 (2)  Includes the servicing fee and trustee
                                      fee.

                                 (3) Assumes one-month LIBOR equal to 2.3310 %, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Principal Certificates as well as any changes in day count.

Pricing Prepayment
Assumption:                  30% CPR

Due Period:                  For the Mortgage Loans, the period commencing on
                             the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Mortgage Loans:              The trust will consist of Alt-A type, hybrid,
                             adjustable rate, first lien residential mortgage loans with an approximate average scheduled principal balance of $251,971


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Group I Mortgage Loans:      Approximately $155,700,863 of Mortgage Loans with
                             original principal balances that conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Group II Mortgage Loans:     Approximately $329,848,125 of Mortgage Loans with
                             original principal balances that may or may not conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Interest Rate Cap:           This transaction will have a one-month LIBOR
                             interest rate cap available to pay Basis Risk Carry forward Amounts on all the Principal Certificates.
                             The Interest Rate Cap will have an initial notional amount of $483,012,998.47 for a term of 57 months beginning on the first distribution date.

Class A-1 Interest Rate Cap: This transaction will have a one-month LIBOR interest rate cap available to pay Basis Risk Carry forward Amounts on the Class A-1 Certificates. The Class A-1 Interest Rate Cap will have an initial notional amount of $118,588,249.97 for a term of 14 months beginning on the 20th distribution date.

Servicer Advancing:          Yes as to principal and interest, subject to
                             recoverability

Compensating Interest:       The Servicer shall provide compensating interest
                             equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                             Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related
                             Distribution Date occurs and (B) the aggregate
                             Servicing Fee received by the Servicer for that Distribution Date

Optional Clean-up Call:      The transaction has a 10% optional clean-up call

Rating Agencies:             Moody's Investors Service and Standard & Poor's
                             Ratings Group

Minimum Denomination:        $25,000 with regard to each of the Offered
                             Certificates

Legal Investment:            It is anticipated that the Offered Certificates
                             will not be SMMEA eligible

ERISA Eligible:              No

Tax Treatment:               The Offered Certificates represent REMIC regular
                             interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Offering Circular:           The Offered Certificates will be offered pursuant
                             to an Offering Circular. Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Offering Circular. The information herein is qualified in its entirety by the information appearing in the Offering Circular. To the extent that the information herein is inconsistent with the Offering Circular, the Offering Circular shall govern in all respects. Sales of the Offered
                             Certificates may not be consummated unless the purchaser has received the Offering Circular. The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933.

                             PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS AND OFFERING CIRCULAR FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly on the Class B-2 Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. Interest on the Non-Offered Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap or the applicable Loan Group Cap as described below. The interest paid to each class of Principal Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by Compensating Interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Principal Certificates attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.


Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.65% overcollateralization (building from an initial level of 0.00%) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregated scheduled balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Cut-off Date, All of the Mortgage Loans with LTVs greater than 80% will be covered by borrower paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in January 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 17.10%.

-----------------------------------------------------------------------------
   Class               Credit Enhancement               Step-Down Credit
                           Percentage                Enhancement Percentage
-----------------------------------------------------------------------------
     A                       8.55%                            17.10%
-----------------------------------------------------------------------------
    M-1                      5.65%                            11.30%
-----------------------------------------------------------------------------
    M-2                      3.30%                             6.60%
-----------------------------------------------------------------------------
    B-1                      1.55%                             3.10%
-----------------------------------------------------------------------------
    B-2                      0.65%                             1.30%
-----------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 44% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus Supplement (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------------------------------------------------------------------------------------------------------------
     Distribution Date                                            Cumulative Realized Loss Percentage:
------------------------------------------------------------------------------------------------------------------------------------
January 2008 - December 2008        1.00% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.021% in February 2008)
------------------------------------------------------------------------------------------------------------------------------------
January 2009 - December 2009        1.25% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.271% in February 2009)
------------------------------------------------------------------------------------------------------------------------------------
January 2010 - December 2010        1.50% for the first month, plus an additional 1/12th of 0.100% for each month thereafter (e.g., approximately 1.508% in February 2010)
------------------------------------------------------------------------------------------------------------------------------------
January 2011 and thereafter                                                      1.60%
------------------------------------------------------------------------------------------------------------------------------------


Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date that it is first exercisable, (i) the Pass-Through Rate on the Class A Certificates will increase to 2x their respective initial margins and the Pass-Through Rate on the Subordinate Certificates other than the Class B-2 Certificates will increase to 1.5x their respective initial margins and (ii) the Pass-Through Rate on the Class B-2 Certificates will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]%, (ii) the Loan Group I Cap, and (iii) the WAC Cap calculated based on an actual/360 basis.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a per annum interest rate equal to the least of (i) one-month LIBOR plus [ ]%,
(ii) the Loan Group II Cap, and (iii) the WAC Cap calculated based on an actual/360 basis.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (increasing by 0.50% on each Distribution Date after which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group Cap. Either the Loan Group I Cap or the Loan Group II Cap.

Class A Basis Risk Carry Forward Amount. As to any Distribution Date where the Pass-Through Rate for such related class of Certificates is limited by the related Loan Group Cap or WAC Cap as applicable, the supplemental interest amount for the Class A Certificates will equal the sum of: (i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the applicable Loan Group Cap or the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the lesser of the applicable Loan Group Cap or the WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable,


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap or the related Loan Group Cap).

Class M-1, M-2, B-1 and B-2 Basis Risk Carry Forward Amounts. As to any Distribution Date where the Pass-Through Rate for such related class of Certificates is limited by the WAC Cap, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of the Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing and trustee fees.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, based on the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less servicing fees and trustee fees) and available for distribution during the related due period, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the Certificates from the Interest Remittance Amount and Principal Remittance Amount respectively.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 98.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees, and trustee fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Principal Certificates. On each Distribution Date, the Interest Remittance Amount will be distributed sequentially as follows:

      (i)    Concurrently,

             (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates;

             (B) from the Interest Remittance Amount related to the Group II Mortgage Loans to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates;

             (C) provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii)   to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii)  to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv) to the Class B-1 Certificates, their Accrued Certificate Interest, and

      (v)    to the Class B-2 Certificates, their Accrued Certificate Interest.

      Principal Distributions on the Principal Certificates. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates the Group I Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) and (b) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount equal to the Class A Principal Distribution Amount multiplied by the Class A Principal Allocation percentage for the Class A-1 Certificates, until their certificate principal balance has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount equal to the Class A Principal Distribution Amount multiplied by the Class A Principal Allocation percentage for the Class A-2 Certificates, until their certificate principal balance has been reduced to zero, and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) or (b) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow not included as part of the Principal Distribution Amount shall be distributed sequentially as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (v) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to each class of the Class A Certificates, and

      (vi) sequentially, to Class M-1, M-2, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts,

      (vii) (A) from any available Interest Rate Cap payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1 and A-2 Certificates up to their respective unpaid Basis Risk Carry Forward Amount, (B) from any remaining Interest Rate Cap payments, sequentially to the Class M-1, M-2, B-1, and B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates,

      (viii) (A) from any available Class A-1 Interest Rate Cap payments to the Class A-1 Certificates up to their unpaid remaining Basis Risk Carry Forward Amount, and (B) to the extent remaining to the excess cashflow certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-2, B-1, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated among the Class A-1 and A-2 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date. However, if the Class Certificate Balance of either Class of the Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the other Class of Class A Certificates. In the event that the Class Certificate Balances of the Subordinate Certificates and the overcollateralization have been reduced to zero, any principal distributions to the Class A Certificates are required to be allocated pro rata to the Class A Certificates based on their respective Class Certificate Balances.







The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

 Product         No Penalty      0-12 Months      13-24 Months      25-36 Months      37-48 Months      49-60 Months      Total
------------------------------------------------------------------------------------------------------------------------------------
10 Year ARM       $1,985,328              $0                $0         $788,675                 $0            $0         $2,774,003
3 Year ARM      $228,438,507              $0          $346,154      $54,448,869           $829,900            $0       $284,063,429
5 Year ARM      $139,821,432        $247,311                $0      $18,791,776                 $0            $0       $158,860,519
6 Month ARM      $21,404,356        $288,000                $0      $16,073,970                 $0            $0        $37,766,326
7 Year ARM        $1,912,711              $0                $0         $172,000                 $0            $0         $2,084,711
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           $393,562,334        $535,311          $346,154      $90,275,290           $829,900            $0       $485,548,988
------------------------------------------------------------------------------------------------------------------------------------


 Product           No Penalty        0-12 Months        13-24 Months       25-36 Months        37-48 Months         49-60 Months
------------------------------------------------------------------------------------------------------------------------------------
10 Year ARM             0.41%              0.00%               0.00%              0.16%               0.00%                0.00%
3 Year ARM             47.05%              0.00%               0.07%             11.21%               0.17%                0.00%
5 Year ARM             28.80%              0.05%               0.00%              3.87%               0.00%                0.00%
6 Month ARM             4.41%              0.06%               0.00%              3.31%               0.00%                0.00%
7 Year ARM              0.39%              0.00%               0.00%              0.04%               0.00%                0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  81.06%              0.11%               0.07%             18.59%               0.17%                0.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o     The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o one-month, six-month, one-year Forward LIBOR and one-year CMT curves (as of close on December 3, 2004) are used

o     33% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o All Variable Certificates are priced at par, Class B-2 is priced 88.4660% plus accrual


------------------------------------------------------------------------------------------------------------------------------
                                                      First Dollar of Loss           LIBOR Flat                      0% Return
                 -------------------------------------------------------------------------------------------------------------
Class B-2        CDR (%)                                              4.46               N/A                              5.07
                 Yield (%)                                          6.5636               N/A                            0.0227
                 WAL (yr)                                            13.42               N/A                              9.61
                 Modified Duration                                    9.13               N/A                             10.27
                 Principal Window                            May16 - May23               N/A                     May18 - Aug25
                 Principal Writedown                     $9,253.15 (0.21%)               N/A            $2,661,998.12 (61.24%)
                 Total Collat Loss                  $18,084,580.09 (3.74%)               N/A            $20,305,671.14 (4.20%)
------------------------------------------------------------------------------------------------------------------------------


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                             All Mortgage Loans (1)

Scheduled Principal Balance:                                       $485,548,988
Number of Mortgage Loans:                                                 1,927
Average Scheduled Principal Balance:                                   $251,971
Percentage of IO loans:                                                   91.93%
Weighted Average Gross Coupon:                                            5.993%
Weighted Average Net Coupon (2):                                          5.728%
Weighted Average Original FICO Score:                                       707
Weighted Average Original LTV Ratio:                                      77.94%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             40
Weighted Average Gross Margin:                                             2.62%
Weighted Average Initial Rate Cap:                                         4.69%
Weighted Average Periodic Rate Cap:                                        1.15%
Weighted Average Gross Maximum Lifetime Rate:                             11.65%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.



                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Current Principal           Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Balance                  Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             43    $1,700,413      0.35%     6.430%       718   $39,544     76.82%     89.21%     30.09%      8.72%
$50,001 - $75,000           77     5,013,576      1.03      6.288        714    65,111     77.61      88.41      43.15      14.56
$75,001 - $100,000         156    13,857,777      2.85      6.161        711    88,832     77.94      88.82      42.83      23.00
$100,001 - $125,000        213    24,040,188      4.95      6.116        716   112,865     79.57      90.23      41.30      22.62
$125,001 - $150,000        188    25,711,057      5.30      6.069        717   136,761     78.51      89.06      31.58      36.25
$150,001 - $200,000        277    48,000,904      9.89      5.973        712   173,288     78.46      88.17      28.39      40.19
$200,001 - $250,000        212    47,300,681      9.74      6.037        711   223,116     78.90      88.16      26.47      46.28
$250,001 - $300,000        155    42,524,445      8.76      5.923        705   274,351     78.95      88.10      20.59      59.10
$300,001 - $350,000        155    50,630,122     10.43      5.931        701   326,646     78.53      86.88      27.54      71.28
$350,001 - $400,000        141    53,078,063     10.93      5.984        708   376,440     77.74      87.21      50.29      69.64
$400,001 - $450,000         76    32,364,727      6.67      5.912        709   425,852     78.27      87.40      31.71      64.78
$450,001 - $500,000         73    34,926,660      7.19      5.944        713   478,447     79.10      87.24      36.67      70.82
$500,001 - $550,000         42    22,152,263      4.56      6.203        692   527,435     78.76      88.36      23.63      78.75
$550,001 - $600,000         40    23,007,615      4.74      6.000        690   575,190     77.05      83.51      32.67      85.01
$600,001 - $650,000         29    18,366,329      3.78      6.049        705   633,322     74.77      83.65      27.61      86.17
$650,001 - $700,000         14     9,537,535      1.96      6.112        692   681,253     69.46      79.01      43.24      93.00
$700,001 - $750,000          6     4,324,200      0.89      5.649        727   720,700     78.02      84.80      33.76      66.35
$750,001 - $800,000          4     3,064,605      0.63      5.410        714   766,151     76.28      92.01      49.59     100.00
$800,001 - $850,000          3     2,465,000      0.51      6.126        654   821,667     78.33      84.98      33.27     100.00
$850,001 - $900,000          6     5,272,209      1.09      6.249        702   878,702     71.22      78.68      32.96      66.90
$900,001 - $950,000          2     1,829,500      0.38      6.315        725   914,750     74.98      74.98       0.00     100.00
$950,001 - $1,000,000        9     8,811,118      1.81      5.789        718   979,013     75.82      87.16      22.30      89.05
$1,000,001 & Above           6     7,570,000      1.56      5.471        701  1,261,667    74.28      77.88      46.76     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Current                     Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below              112   $32,615,958      6.72%     4.679%       708  $291,214     75.51%     86.05%     41.85%     93.37%
5.01 - 5.50%               269    72,179,089     14.87      5.383        711   268,324     76.22      84.48      45.80      72.98
5.51 - 6.00%               634   167,957,601     34.59      5.828        709   264,917     77.82      86.99      36.37      66.00
6.01 - 6.50%               558   133,266,763     27.45      6.308        709   238,829     78.74      87.95      26.37      44.30
6.51 - 7.00%               261    60,256,493     12.41      6.760        699   230,868     79.56      88.44      21.68      52.75
7.01 - 7.50%                74    16,756,484      3.45      7.273        698   226,439     78.68      88.34      13.16      48.31
7.51 - 8.00%                17     2,222,086      0.46      7.838        681   130,711     80.17      89.53       2.74      70.42
8.01% & Above                2       294,514      0.06      8.405        699   147,257     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by FICO

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
FICO                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above                114   $30,648,703      6.31%     5.925%       791  $268,848     78.73%     88.07%     39.37%     44.79%
760 - 779                  167    37,896,975      7.80      5.939        769   226,928     78.77      88.82      35.74      45.60
740 - 759                  222    50,454,341     10.39      5.937        749   227,272     78.54      88.74      36.31      54.18
720 - 739                  259    61,016,888     12.57      5.989        730   235,586     78.65      87.88      32.62      51.38
700 - 719                  334    80,317,904     16.54      5.940        709   240,473     79.01      88.90      31.39      52.17
680 - 699                  342    83,745,749     17.25      6.009        690   244,871     77.34      87.45      31.57      61.50
660 - 679                  262    73,009,207     15.04      6.104        669   278,661     76.89      85.21      29.33      70.41
640 - 659                  172    51,226,742     10.55      6.011        651   297,830     77.18      83.72      27.48      86.29
620 - 639                   55    17,232,479      3.55      6.050        632   313,318     75.24      80.98      42.29      93.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Original                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
LTV                      Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below              13    $2,454,508      0.51%     6.068%       676  $188,808     34.24%     41.82%      0.00%     82.74%
40.01 - 50.00%              14     3,612,125      0.74      5.660        699   258,009     46.79      59.61      51.28      74.51
50.01 - 60.00%              41    13,000,761      2.68      5.691        690   317,092     56.45      61.94      61.39      61.45
60.01 - 70.00%             106    35,074,778      7.22      5.891        699   330,894     67.17      77.25      38.80      73.02
70.01 - 80.00%           1,618   400,966,301     82.58      5.987        709   247,816     79.19      89.01      32.48      57.63
80.01 - 85.00%              12     3,091,836      0.64      6.180        688   257,653     83.86      83.86      11.16      98.10
85.01 - 90.00%              89    19,449,133      4.01      6.362        706   218,530     89.59      89.59      19.93      74.19
90.01 - 95.00%              34     7,899,547      1.63      6.390        719   232,340     94.89      94.89       4.34     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Document Type

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Document                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/alternate Doc         641  $158,257,926     32.59%     5.831%       710  $246,892     76.89%     87.84%    100.00%     60.58%
No Doc                     112    28,921,566      5.96      6.521        711   258,228     81.31      83.28       0.00      99.24
Stated Income            1,174   298,369,496     61.45      6.028        705   254,148     78.18      87.01       0.00      57.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Loan                        Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Purpose                  Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               312   $86,366,967     17.79%     6.052%       684  $276,817     74.04%     77.26%     24.08%     69.91%
Purchase                 1,332   333,817,752     68.75      6.030        717   250,614     79.39      89.65      35.31      54.65
Rate/term
Refi                       283    65,364,269     13.46      5.724        689   230,969     75.69      86.79      29.98      79.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Occupancy                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Status                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner                  975  $180,558,114     37.19%     6.185%       721  $185,188     78.33%     86.77%     31.38%      0.00%
Owner Occupied             911   294,763,506     60.71      5.877        699   323,560     77.86      87.32      32.53     100.00
Second Home                 41    10,227,369      2.11      5.920        722   249,448     73.45      84.80      55.96       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Property                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                 238   $75,961,291     15.64%     6.281%       716  $319,165     77.96%     86.07%     19.66%     38.33%
Condo                      220    45,471,611      9.36      5.978        717   206,689     78.51      89.02      40.45      58.95
Co-op                        4     1,183,527      0.24      6.237        688   295,882     84.37      84.37      41.82     100.00
Hi-rise Condo               18     4,513,572      0.93      6.174        728   250,754     79.82      91.56      17.47      38.49
Pud                         51    23,961,963      4.94      5.886        700   469,842     76.08      83.92      93.18      91.30
Pud Attached                62    10,512,114      2.16      5.949        710   169,550     78.84      88.10      33.30      53.00
Pud Detached               275    68,084,577     14.02      5.956        702   247,580     78.10      87.39      28.28      62.94
Single Family               80    35,381,893      7.29      5.710        702   442,274     74.03      82.45      96.93      91.17
Single Family Attached      54     9,494,376      1.96      6.067        712   175,822     78.84      86.99      28.83      52.93
Single Family Detached     925   210,984,063     43.45      5.957        705   228,091     78.47      87.89      19.68      60.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
State                    Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern              290  $110,017,787     22.66%     5.939%       705  $379,372     76.72%     85.00%     37.24%     68.70%
CA - Northern              243    86,136,655     17.74      5.794        709   354,472     77.29      87.14      32.38      67.53
NY                          93    32,762,716      6.75      6.285        709   352,287     79.76      87.14      10.90      73.37
FL                         137    26,051,432      5.37      5.971        720   190,156     78.62      86.90      41.73      46.53
NV                          86    22,635,960      4.66      6.154        705   263,209     78.44      87.05      42.70      45.69
WA                          95    18,883,202      3.89      5.911        702   198,771     76.75      86.35      26.61      47.61
AZ                         112    18,527,099      3.82      5.961        715   165,421     79.34      89.73      47.64      40.95
IL                          74    16,901,374      3.48      6.219        706   228,397     78.63      90.63      23.06      63.77
MA                          49    15,379,808      3.17      6.195        721   313,874     78.26      87.76      30.20      45.61
CO                          85    14,198,254      2.92      6.051        709   167,038     78.51      90.47      27.76      35.25
Other                      663   124,054,702     25.55      6.031        704   187,111     78.55      87.60      31.40      60.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Zip Code

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Zip Code                 Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
89052`                      11    $3,981,763      0.82%     6.307%       691  $361,978     78.63%     83.85%     57.70%     58.43%
95032`                       3     3,319,000      0.68      4.678        699  1,106,333    70.92      77.86      42.15     100.00
95020`                       4     2,185,000      0.45      6.057        693   546,250     78.40      91.90      59.04      77.35
92101`                       5     1,898,910      0.39      5.898        742   379,782     78.74      86.37      85.30      85.30
94598`                       3     1,865,296      0.38      5.160        703   621,765     78.35      93.16      46.39      85.56
91320`                       3     1,857,600      0.38      5.751        664   619,200     68.70      71.07      76.31     100.00
89141`                       7     1,816,800      0.37      6.062        718   259,543     81.71      88.04      37.03      13.29
94131`                       3     1,715,800      0.35      5.477        713   571,933     78.16      87.64       0.00     100.00
94112`                       3     1,705,385      0.35      5.947        718   568,462     76.52      80.11      34.81     100.00
92009`                       3     1,671,581      0.34      5.831        713   557,194     78.38      87.07      67.00      67.00
Other                    1,882   463,531,853     95.47      6.006        708   246,297     78.01      87.19      31.71      59.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Remaining Months            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
To Maturity              Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Amortization                Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 YEAR ARM                 13    $2,774,003      0.57%     6.732%       702  $213,385     75.60%     77.99%     12.29%     33.21%
3 YEAR ARM               1,162   284,063,429     58.50      6.062        705   244,461     78.56      87.54      18.71      51.52
5 YEAR ARM                 600   158,860,519     32.72      6.060        710   264,768     77.00      85.59      58.11      68.89
6 MONTH ARM                142    37,766,326      7.78      5.095        716   265,960     77.58      90.65      32.93      98.85
7 YEAR ARM                  10     2,084,711      0.43      6.722        710   208,471     75.74      81.60       0.00      35.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                               Distribution by Prepayment Term Months

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Prepayment                  Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Term Months              Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0`                       1,480  $393,562,334     81.06%     6.032%       707  $265,920     77.89%     86.83%     34.13%     62.18%
12`                          2       535,311      0.11      5.664        716   267,655     84.62      92.69       0.00     100.00
30`                          1       161,050      0.03      5.125        748   161,050     79.99      99.98     100.00     100.00
36`                        442    90,460,394     18.63      5.826        710   204,662     78.12      87.94      26.08      53.84
42`                          2       829,900      0.17      5.831        671   414,950     79.81      93.90      21.68      78.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Periodic Cap             Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%`                   1,766  $412,818,570     85.02%     6.030%       707  $233,759     78.43%     87.59%     21.53%     55.44%
2.00%`                     161    72,730,419     14.98      5.781        708   451,742     75.21      84.08      95.37      90.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Months to                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate Reset               Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below                 142   $37,766,326      7.78%     5.095%       716  $265,960     77.58%     90.65%     32.93%     98.85%
21 - 30                     17     4,961,677      1.02      5.614        700   291,863     80.82      86.79      11.57      80.10
31 - 40                  1,145   279,101,752     57.48      6.070        705   243,757     78.52      87.55      18.84      51.01
51 - 60                    600   158,860,519     32.72      6.060        710   264,768     77.00      85.59      58.11      68.89
71 - 80                      1       241,550      0.05      6.625        681   241,550     80.00      86.62       0.00       0.00
81 - 90                      9     1,843,162      0.38      6.735        714   204,796     75.19      80.94       0.00      39.98
111 - 120                   13     2,774,003      0.57      6.732        702   213,385     75.60      77.99      12.29      33.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Maximum Lifetime Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Maximum Lifetime            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.49% & Below                1      $499,950      0.10%     4.000%       697  $499,950     80.00%     80.00%    100.00%    100.00%
9.50 - 9.99%                 7     5,452,045      1.12      4.694        697   778,864     68.85      76.14      64.78     100.00
10.00 - 10.49%              34    13,530,669      2.79      5.208        706   397,961     74.23      80.02      91.78      88.34
10.50 - 10.99%             170    52,627,396     10.84      5.654        710   309,573     76.50      84.75      69.45      82.88
11.00 - 11.49%             434   106,648,148     21.96      5.591        713   245,733     77.28      87.24      41.40      72.75
11.50 - 11.99%             575   135,904,458     27.99      5.971        707   236,356     78.14      87.31      26.26      57.24
12.00 - 12.49%             454   107,376,845     22.11      6.276        708   236,513     79.15      88.17      16.89      40.85
12.50 - 12.99%             186    48,183,429      9.92      6.664        697   259,051     79.15      88.65      12.01      52.80
13.00 - 13.49%              55    13,028,775      2.68      7.177        696   236,887     80.08      88.67      11.45      49.21
13.50 - 13.99%               9     1,741,925      0.36      7.704        697   193,547     75.71      91.67       0.00      91.49
14.00 - 14.49%               2       555,350      0.11      8.000        661   277,675     91.83      91.83       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Minimum Lifetime Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Minimum                     Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Lifetime Rate            Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%               299  $108,707,911     22.39%     5.552%       710  $363,572     76.18%     86.52%     73.43%     93.15%
2.50 - 2.99%             1,624   376,312,163     77.50      6.118        707   231,719     78.44      87.21      20.84      51.28
3.00 - 3.49%                 3       345,900      0.07      6.613        675   115,300     86.92      93.95       0.00     100.00
3.50 - 3.99%                 1       183,014      0.04      8.500        701   183,014     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Margin                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%               299  $108,707,911     22.39%     5.552%       710  $363,572     76.18%     86.52%     73.43%     93.15%
2.50 - 2.99%             1,627   376,678,677     77.58      6.120        707   231,517     78.45      87.22      20.82      51.33
3.00 - 3.49%                 1       162,400      0.03      4.875        656   162,400     80.00      94.98       0.00     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by First Adjustment Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
First                       Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Adjustment Cap           Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                      142   $37,766,326      7.78%     5.095%       716  $265,960     77.58%     90.65%     32.93%     98.85%
5.00%                    1,785   447,782,663     92.22      6.068        707   250,859     77.97      86.76      32.56      57.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Periodic Lifetime Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Periodic                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Lifetime Cap             Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%               629  $164,554,749     33.89%     6.080%       710  $261,613     76.98%     85.51%     56.57%     68.16%
5.01 - 5.50%                36    10,593,404      2.18      5.707        706   294,261     76.54      88.01      39.22      98.10
5.51 - 6.00%             1,200   294,305,591     60.61      6.033        706   245,255     78.58      87.65      18.84      53.04
6.01 - 6.50%                40    10,267,984      2.11      4.744        715   256,700     76.05      91.61      35.39     100.00
6.51 - 7.00%                20     5,423,661      1.12      4.256        722   271,183     78.90      92.13      28.00     100.00
7.01 - 7.50%                 2       403,600      0.08      3.831        707   201,800     79.80      86.52     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

                                                 Distribution by Interest Only Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Interest                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Only Loans               Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                          142   $39,183,167      8.07%     6.063%       699  $275,938     77.51%     82.12%     35.04%     72.58%
Y                        1,785   446,365,821     91.93      5.987        708   250,065     77.98      87.50      32.38      59.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,927  $485,548,988    100.00%     5.993%       707  $251,971     77.94%     87.06%     32.59%     60.71%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans (1)

Scheduled Principal Balance:                                       $155,700,863
Number of Mortgage Loans:                                                   841
Average Scheduled Principal Balance:                                   $185,138
Percentage of IO loans:                                                   90.44%
Weighted Average Gross Coupon:                                            6.007%
Weighted Average Net Coupon (2):                                          5.742%
Weighted Average Original FICO Score:                                       719
Weighted Average Original LTV Ratio:                                      78.89%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             38
Weighted Average Gross Margin:                                             2.69%
Weighted Average Initial Rate Cap:                                         4.69%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             11.75%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.



                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Current Principal           Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Balance                  Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             18      $698,794      0.45%     6.301%       716   $38,822     73.90%     87.47%     23.06%      0.00%
$50,001 - $75,000           44     2,847,699      1.83      6.219        719    64,720     77.00      87.70      50.18      14.02
$75,001 - $100,000          95     8,379,695      5.38      6.106        717    88,207     78.42      89.99      51.87      17.08
$100,001 - $125,000        116    13,155,941      8.45      6.108        720   113,413     80.04      90.58      51.46      21.54
$125,001 - $150,000        109    14,905,028      9.57      5.953        718   136,743     78.54      88.80      38.98      37.75
$150,001 - $200,000        145    25,114,065     16.13      5.894        719   173,200     78.45      88.32      37.42      36.42
$200,001 - $250,000        111    24,699,792     15.86      5.960        716   222,521     78.56      87.64      36.31      40.82
$250,001 - $300,000         81    22,278,938     14.31      5.965        714   275,049     79.42      88.46      24.60      56.06
$300,001 - $350,000         79    25,232,248     16.21      5.980        717   319,396     79.88      90.60      21.46      59.48
$350,001 - $400,000         17     6,359,694      4.08      6.247        731   374,100     78.31      87.63      23.90      29.62
$400,001 - $450,000         11     4,591,362      2.95      6.152        715   417,397     78.18      86.33       8.97      17.95
$450,001 - $500,000         10     4,762,121      3.06      6.096        754   476,212     77.31      85.65       0.00      19.47
$500,001 - $550,000          4     2,101,300      1.35      6.100        741   525,325     78.55      83.60      24.98      25.89
$550,001 - $600,000          1       574,186      0.37      7.250        706   574,186     80.00      85.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Current Rate             Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below               46    $8,811,596      5.66%     4.643%       719  $191,556     78.17%     89.76%     50.87%     88.86%
5.01 - 5.50%               123    23,390,695     15.02      5.369        717   190,168     77.43      86.89      36.16      52.69
5.51 - 6.00%               279    52,360,811     33.63      5.834        719   187,673     78.58      88.44      35.07      44.05
6.01 - 6.50%               250    45,787,031     29.41      6.289        721   183,148     78.96      88.36      27.94      19.63
6.51 - 7.00%               106    18,656,205     11.98      6.773        718   176,002     81.09      91.10      30.42      36.09
7.01 - 7.50%                32     6,095,660      3.91      7.250        713   190,489     80.10      90.13       7.59      30.99
7.51 - 8.00%                 3       304,350      0.20      7.905        686   101,450     81.04      93.79       0.00      23.66
8.01% & Above                2       294,514      0.19      8.405        699   147,257     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by FICO

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
FICO                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above                 52   $10,423,968      6.69%     6.029%       791  $200,461     78.79%     86.87%     31.56%     22.12%
760 - 779                   92    17,539,355     11.26      5.947        770   190,645     79.81      89.88      33.04      37.33
740 - 759                  106    18,560,278     11.92      5.913        749   175,097     79.31      90.23      30.93      42.17
720 - 739                  135    24,063,809     15.46      6.023        730   178,250     77.97      87.53      31.72      28.98
700 - 719                  162    32,125,072     20.63      6.070        708   198,303     78.92      88.34      18.40      34.71
680 - 699                  188    34,444,239     22.12      6.075        690   183,214     79.60      89.55      22.48      43.38
660 - 679                   59    10,585,916      6.80      6.018        670   179,422     78.15      89.58      70.80      56.64
640 - 659                   34     5,854,871      3.76      5.702        651   172,202     77.16      85.00      77.32      66.63
620 - 639                   13     2,103,356      1.35      5.801        631   161,797     74.97      82.87     100.00      73.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Original LTV             Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               7      $920,589      0.59%     5.578%       705  $131,513     32.15%     38.78%      0.00%     64.85%
40.01 - 50.00%               3       400,000      0.26      5.691        731   133,333     44.33      47.60       0.00      58.75
50.01 - 60.00%              14     2,246,496      1.44      5.677        704   160,464     57.74      63.68      55.02      24.51
60.01 - 70.00%              40     8,171,538      5.25      5.964        718   204,288     67.42      79.29      17.28      43.15
70.01 - 80.00%             715   132,810,389     85.30      5.999        719   185,749     79.35      89.92      35.24      36.08
80.01 - 85.00%               5     1,186,783      0.76      6.135        696   237,357     84.51      84.51       0.00     100.00
85.01 - 90.00%              37     5,518,082      3.54      6.138        729   149,137     89.71      89.71      14.13      49.47
90.01 - 95.00%              20     4,446,986      2.86      6.440        722   222,349     94.86      94.86       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Document Type

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Document Type            Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/alternate Doc         316   $50,234,934     32.26%     5.874%       712  $158,971     78.42%     91.31%    100.00%     34.46%
No Doc                      47     8,457,736      5.43      6.550        723   179,952     82.06      85.29       0.00      98.53
Stated Income              478    97,008,192     62.30      6.029        722   202,946     78.86      87.60       0.00      36.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Loan Purpose             Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               123   $24,088,172     15.47%     6.007%       709  $195,839     74.89%     77.84%     27.40%     42.54%
Purchase                   603   111,929,488     71.89      6.056        725   185,621     80.10      90.77      31.77      33.69
Rate/term
Refi                       115    19,683,203     12.64      5.734        698   171,158     76.94      89.97      41.04      67.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Occupancy Status         Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner                  538   $91,960,760     59.06%     6.134%       724  $170,931     78.39%     87.05%     35.23%      0.00%
Owner Occupied             288    61,195,693     39.30      5.810        712   212,485     79.65      91.21      28.28     100.00
Second Home                 15     2,544,410      1.63      6.182        726   169,627     78.65      85.90      20.81       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Property Type            Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                 125   $36,081,071     23.17%     6.268%       723  $288,649     79.04%     86.99%     19.83%     23.23%
Condo                       95    15,377,641      9.88      6.007        719   161,870     78.11      88.32      31.33      42.32
Co-op                        2       308,527      0.20      6.262        676   154,264     80.71      80.71       0.00     100.00
Hi-rise Condo                8     1,647,793      1.06      6.088        712   205,974     80.52      94.27      32.23      35.50
Pud Attached                26     3,836,870      2.46      6.140        705   147,572     78.57      87.04      39.07      41.13
Pud Detached               131    21,709,676     13.94      5.973        715   165,723     78.93      89.59      40.95      33.59
Single Family Attached      27     4,094,134      2.63      6.028        721   151,635     79.16      88.75      43.98      50.20
Single Family Detached     427    72,645,150     46.66      5.877        719   170,129     78.93      89.29      35.16      47.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
State                    Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern               81   $20,105,645     12.91%     5.989%       721  $248,218     76.69%     85.38%     14.65%     39.45%
CA - Northern               79    20,103,532     12.91      5.851        723   254,475     77.43      87.72      33.29      40.16
NY                          43    11,676,444      7.50      6.288        721   271,545     80.92      89.62      12.18      58.30
FL                          71    11,136,007      7.15      5.964        724   156,845     79.72      88.18      37.88      45.79
WA                          50     9,118,062      5.86      5.845        717   182,361     78.77      88.97      36.90      42.76
AZ                          61     7,947,614      5.10      6.001        722   130,289     79.46      92.26      50.25      15.89
IL                          36     7,556,192      4.85      6.201        703   209,894     79.36      89.78      23.15      41.52
MA                          28     7,343,077      4.72      6.353        725   262,253     79.34      88.79      31.39      14.06
NV                          34     6,612,063      4.25      6.041        722   194,472     78.50      87.98      46.33       7.21
CO                          40     6,117,147      3.93      5.880        721   152,929     78.22      89.45      42.65      31.51
Other                      318    47,985,080     30.82      5.983        715   150,896     79.67      89.47      37.24      44.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Zip Code

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Zip Code                 Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
89031                        5      $982,150      0.63%     5.613%       723  $196,430     81.74%     90.10%     40.64%     22.81%
11368                        2       971,473      0.62      6.892        705   485,737     80.00      89.09       0.00      40.90
60651                        3       894,691      0.57      6.228        707   298,230     80.00      88.95      59.76       0.00
84119                        3       864,000      0.55      6.250        702   288,000     80.00      90.00       0.00       0.00
94553                        2       815,000      0.52      6.008        767   407,500     70.38      78.40       0.00       0.00
06902                        3       804,000      0.52      5.859        720   268,000     80.00      81.19      11.94      48.26
60647                        2       707,145      0.45      6.510        690   353,572     76.90      86.66       0.00     100.00
95355                        2       703,200      0.45      6.086        716   351,600     80.00      91.64      32.88       0.00
89141                        3       692,800      0.44      6.122        698   230,933     79.71      85.89      61.89       0.00
18969                        2       659,750      0.42      6.134        714   329,875     79.99      93.15       0.00     100.00
Other                      814   147,606,654     94.80      5.998        719   181,335     78.89      88.73      32.89      39.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Remaining                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Months To Maturity       Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                  841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Amortization                Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 YEAR ARM                  4      $829,194      0.53%     6.371%       707  $207,299     75.14%     76.99%      0.00%     25.40%
3 YEAR ARM                 541   103,724,730     66.62      5.994        719   191,728     79.01      88.34      28.68      31.98
5 YEAR ARM                 225    38,407,950     24.67      6.325        722   170,702     78.87      88.40      37.68      41.51
6 MONTH ARM                 67    11,952,429      7.68      5.045        710   178,394     78.64      94.23      50.35      99.30
7 YEAR ARM                   4       786,560      0.51      6.526        726   196,640     71.64      72.72       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                               Distribution by Prepayment Term Months

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Prepayment Term             Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Months                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                          608  $117,994,590     75.78%     6.065%       719  $194,070     78.81%     88.19%     31.08%     39.07%
30                           1       161,050      0.10      5.125        748   161,050     79.99      99.98     100.00     100.00
36                         231    37,365,323     24.00      5.829        718   161,755     79.12      90.13      35.38      39.96
42                           1       179,900      0.12      6.125        681   179,900     79.99      89.95     100.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Periodic Cap             Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                      841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Months to Rate Reset     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below                  67   $11,952,429      7.68%     5.045%       710  $178,394     78.64%     94.23%     50.35%     99.30%
21 - 30                      6       726,500      0.47      5.915        678   121,083     79.91      85.28      64.40      12.96
31 - 40                    535   102,998,230     66.15      5.995        719   192,520     79.01      88.36      28.43      32.12
51 - 60                    225    38,407,950     24.67      6.325        722   170,702     78.87      88.40      37.68      41.51
81 - 90                      4       786,560      0.51      6.526        726   196,640     71.64      72.72       0.00       0.00
111 - 120                    4       829,194      0.53      6.371        707   207,299     75.14      76.99       0.00      25.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Maximum Lifetime Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Maximum                     Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Lifetime Rate            Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.49% & Below               4      $798,345      0.51%     5.242%       703  $199,586     65.31%     71.32%     53.51%     58.29%
10.50 - 10.99%              55    10,801,441      6.94      5.590        718   196,390     79.87      87.54      33.53      70.07
11.00 - 11.49%             212    38,084,526     24.46      5.526        722   179,644     77.85      88.92      42.89      53.83
11.50 - 11.99%             266    47,216,922     30.33      5.963        717   177,507     78.78      88.34      36.24      38.77
12.00 - 12.49%             214    41,939,817     26.94      6.271        721   195,980     78.95      88.48      23.75      23.19
12.50 - 12.99%              61    11,265,212      7.24      6.684        709   184,676     81.01      90.58      18.63      26.96
13.00 - 13.49%              26     5,153,335      3.31      7.177        717   198,205     81.13      91.64      13.16      22.36
13.50 - 13.99%               3       441,264      0.28      7.915        712   147,088     94.99      94.99       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Minimum Lifetime Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Minimum                     Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Lifetime Rate            Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                67   $12,000,589      7.71%     5.079%       710  $179,113     78.65%     94.17%     48.98%     97.73%
2.50 - 2.99%               771   143,333,759     92.06      6.079        720   185,906     78.87      88.19      30.95      34.26
3.00 - 3.49%                 2       183,500      0.12      8.152        691    91,750     93.04      93.04       0.00     100.00
3.50 - 3.99%                 1       183,014      0.12      8.500        701   183,014     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Margin                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                67   $12,000,589      7.71%     5.079%       710  $179,113     78.65%     94.17%     48.98%     97.73%
2.50 - 2.99%               774   143,700,274     92.29      6.085        720   185,659     78.91      88.21      30.87      34.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by First Adjustment Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
First                       Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Adjustment Cap           Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                       67   $11,952,429      7.68%     5.045%       710  $178,394     78.64%     94.23%     50.35%     99.30%
5.00%                      774   143,748,434     92.32      6.088        720   185,721     78.91      88.21      30.76      34.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Periodic Lifetime Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Periodic                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Lifetime Cap             Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%               239   $40,859,219     26.24%     6.325%       722  $170,959     78.70%     88.19%     36.48%     42.16%
5.01 - 5.50%                14     2,229,493      1.43      5.698        721   159,249     78.50      97.99      43.40      96.23
5.51 - 6.00%               559   106,879,252     68.64      5.972        718   191,197     78.99      88.44      29.21      33.77
6.01 - 6.50%                18     3,387,220      2.18      4.746        711   188,179     78.45      94.56      53.51     100.00
6.51 - 7.00%                 9     1,942,079      1.25      4.263        722   215,787     78.52      90.76      47.52     100.00
7.01 - 7.50%                 2       403,600      0.26      3.831        707   201,800     79.80      86.52     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

                                                 Distribution by Interest Only Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Interest                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Only Loans               Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                           73   $14,888,439      9.56%     6.209%       699  $203,951     79.86%     85.16%     17.49%     46.96%
Y                          768   140,812,424     90.44      5.986        721   183,350     78.79      89.04      33.83      38.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                     841  $155,700,863    100.00%     6.007%       719  $185,138     78.89%     88.67%     32.26%     39.30%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group II Mortgage Loans (1)

Scheduled Principal Balance:                                       $329,848,125
Number of Mortgage Loans:                                                 1,086
Average Scheduled Principal Balance:                                   $303,728
Percentage of IO loans:                                                   92.63%
Weighted Average Gross Coupon:                                            5.986%
Weighted Average Net Coupon (2):                                          5.721%
Weighted Average Original FICO Score:                                       702
Weighted Average Original LTV Ratio:                                      77.50%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll:                                             41
Weighted Average Gross Margin:                                             2.58%
Weighted Average Initial Rate Cap:                                         4.69%
Weighted Average Periodic Rate Cap:                                        1.22%
Weighted Average Gross Maximum Lifetime Rate:                             11.60%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.



                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Current                     Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Principal Balance        Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             25    $1,001,619      0.30%     6.520%       720   $40,065     78.86%     90.43%     34.99%     14.80%
$50,001 - $75,000           33     2,165,878      0.66      6.378        708    65,633     78.41      89.35      33.91      15.27
$75,001 - $100,000          61     5,478,082      1.66      6.245        702    89,805     77.20      87.04      29.01      32.05
$100,001 - $125,000         97    10,884,247      3.30      6.126        712   112,209     79.00      89.80      29.02      23.92
$125,001 - $150,000         79    10,806,029      3.28      6.230        717   136,785     78.46      89.42      21.37      34.18
$150,001 - $200,000        132    22,886,839      6.94      6.059        705   173,385     78.47      88.00      18.48      44.32
$200,001 - $250,000        101    22,600,889      6.85      6.120        706   223,771     79.28      88.73      15.72      52.26
$250,001 - $300,000         74    20,245,507      6.14      5.876        696   273,588     78.43      87.70      16.17      62.45
$300,001 - $350,000         76    25,397,874      7.70      5.884        684   334,183     77.18      83.18      33.58      83.01
$350,001 - $400,000        124    46,718,369     14.16      5.948        705   376,761     77.66      87.15      53.88      75.09
$400,001 - $450,000         65    27,773,365      8.42      5.872        708   427,283     78.29      87.58      35.47      72.52
$450,001 - $500,000         63    30,164,539      9.14      5.920        707   478,802     79.39      87.50      42.46      78.93
$500,001 - $550,000         38    20,050,963      6.08      6.214        687   527,657     78.78      88.85      23.49      84.29
$550,001 - $600,000         39    22,433,428      6.80      5.968        689   575,216     76.98      83.47      33.51      87.19
$600,001 - $650,000         29    18,366,329      5.57      6.049        705   633,322     74.77      83.65      27.61      86.17
$650,001 - $700,000         14     9,537,535      2.89      6.112        692   681,253     69.46      79.01      43.24      93.00
$700,001 - $750,000          6     4,324,200      1.31      5.649        727   720,700     78.02      84.80      33.76      66.35
$750,001 - $800,000          4     3,064,605      0.93      5.410        714   766,151     76.28      92.01      49.59     100.00
$800,001 - $850,000          3     2,465,000      0.75      6.126        654   821,667     78.33      84.98      33.27     100.00
$850,001 - $900,000          6     5,272,209      1.60      6.249        702   878,702     71.22      78.68      32.96      66.90
$900,001 - $950,000          2     1,829,500      0.55      6.315        725   914,750     74.98      74.98       0.00     100.00
$950,001 - $1,000,000        9     8,811,118      2.67      5.789        718   979,013     75.82      87.16      22.30      89.05
$1,000,001 & Above           6     7,570,000      2.29      5.471        701  1,261,667    74.28      77.88      46.76     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Current Rate             Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below               66   $23,804,362      7.22%     4.692%       704  $360,672     74.52%     84.67%     38.51%     95.04%
5.01 - 5.50%               146    48,788,394     14.79      5.389        708   334,167     75.64      83.33      50.42      82.71
5.51 - 6.00%               355   115,596,790     35.05      5.825        705   325,625     77.47      86.33      36.95      75.95
6.01 - 6.50%               308    87,479,732     26.52      6.319        702   284,025     78.63      87.74      25.54      57.21
6.51 - 7.00%               155    41,600,288     12.61      6.754        690   268,389     78.87      87.24      17.76      60.22
7.01 - 7.50%                42    10,660,823      3.23      7.286        689   253,829     77.87      87.32      16.35      58.22
7.51 - 8.00%                14     1,917,736      0.58      7.827        680   136,981     80.04      88.85       3.17      77.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by FICO

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
FICO                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above                 62   $20,224,736      6.13%     5.871%       791  $326,205     78.69%     88.68%     43.39%     56.47%
760 - 779                   75    20,357,620      6.17      5.931        769   271,435     77.87      87.91      38.05      52.72
740 - 759                  116    31,894,064      9.67      5.950        749   274,949     78.08      87.87      39.44      61.17
720 - 739                  124    36,953,079     11.20      5.966        730   298,009     79.08      88.11      33.20      65.98
700 - 719                  172    48,192,832     14.61      5.854        709   280,191     79.07      89.27      40.06      63.80
680 - 699                  154    49,301,510     14.95      5.963        690   320,140     75.76      85.98      37.93      74.17
660 - 679                  203    62,423,292     18.92      6.118        669   307,504     76.67      84.46      22.29      72.74
640 - 659                  138    45,371,871     13.76      6.051        651   328,782     77.18      83.55      21.05      88.82
620 - 639                   42    15,129,123      4.59      6.084        632   360,217     75.27      80.72      34.27      95.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Original                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
LTV                      Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               6    $1,533,920      0.47%     6.362%       659  $255,653     35.49%     43.64%      0.00%     93.48%
40.01 - 50.00%              11     3,212,125      0.97      5.656        695   292,011     47.09      61.11      57.67      76.47
50.01 - 60.00%              27    10,754,265      3.26      5.694        687   398,306     56.19      61.58      62.72      69.16
60.01 - 70.00%              66    26,903,240      8.16      5.868        693   407,625     67.09      76.62      45.33      82.09
70.01 - 80.00%             903   268,155,912     81.30      5.981        704   296,961     79.11      88.55      31.12      68.30
80.01 - 85.00%               7     1,905,053      0.58      6.208        682   272,150     83.46      83.46      18.11      96.92
85.01 - 90.00%              52    13,931,051      4.22      6.450        696   267,905     89.54      89.54      22.23      83.99
90.01 - 95.00%              14     3,452,561      1.05      6.326        715   246,611     94.93      94.93       9.94     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Document Type

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Document                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/alternate Doc         325  $108,022,991     32.75%     5.810%       710  $332,378     76.18%     86.23%    100.00%     72.73%
No Doc                      65    20,463,830      6.20      6.508        706   314,828     81.00      82.45       0.00      99.53
Stated Income              696   201,361,304     61.05      6.027        697   289,312     77.85      86.74       0.00      66.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Loan Purpose             Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               189   $62,278,795     18.88%     6.069%       675  $329,517     73.71%     77.03%     22.80%     80.50%
Purchase                   729   221,888,264     67.27      6.017        713   304,373     79.04      89.09      37.09      65.22
Rate/term Refi             168    45,681,066     13.85      5.720        686   271,911     75.16      85.42      25.21      84.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Occupancy                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Status                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner                  437   $88,597,354     26.86%     6.239%       718  $202,740     78.27%     86.48%     27.39%      0.00%
Owner Occupied             623   233,567,813     70.81      5.895        695   374,908     77.39      86.30      33.64     100.00
Second Home                 26     7,682,958      2.33      5.834        721   295,498     71.73      84.44      67.60       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Property Type            Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                 113   $39,880,221     12.09%     6.292%       708  $352,922     76.98%     85.25%     19.51%     51.99%
Condo                      125    30,093,969      9.12      5.964        716   240,752     78.72      89.38      45.12      67.45
Co-op                        2       875,000      0.27      6.229        692   437,500     85.66      85.66      56.57     100.00
Hi-rise Condo               10     2,865,779      0.87      6.224        738   286,578     79.42      90.00       8.99      40.22
Pud                         51    23,961,963      7.26      5.886        700   469,842     76.08      83.92      93.18      91.30
Pud Attached                36     6,675,243      2.02      5.838        713   185,423     79.00      88.71      29.98      59.82
Pud Detached               144    46,374,901     14.06      5.949        696   322,048     77.72      86.35      22.35      76.69
Single Family               80    35,381,893     10.73      5.710        702   442,274     74.03      82.45      96.93      91.17
Single Family Attached      27     5,400,242      1.64      6.097        705   200,009     78.60      85.65      17.35      55.00
Single Family Detached     498   138,338,913     41.94      5.999        698   277,789     78.23      87.16      11.56      67.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
State                    Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern              209   $89,912,142     27.26%     5.928%       701  $430,202     76.73%     84.92%     42.30%     75.25%
CA - Northern              164    66,033,123     20.02      5.776        705   402,641     77.25      86.97      32.10      75.86
NY                          50    21,086,272      6.39      6.283        702   421,725     79.12      85.77      10.19      81.72
NV                          52    16,023,897      4.86      6.201        698   308,152     78.41      86.66      41.20      61.57
FL                          66    14,915,425      4.52      5.976        718   225,991     77.79      85.94      44.61      47.08
AZ                          51    10,579,485      3.21      5.931        710   207,441     79.24      87.84      45.67      59.77
WA                          45     9,765,140      2.96      5.973        688   217,003     74.87      83.89      16.99      52.15
VA                          31     9,457,667      2.87      5.899        671   305,086     77.78      87.81      40.05      90.85
IL                          38     9,345,182      2.83      6.234        708   245,926     78.04      91.32      22.98      81.75
MD                          31     9,114,220      2.76      6.396        674   294,007     79.28      87.20      21.33      76.61
Other                      349    73,615,573     22.32      6.052        705   210,933     77.70      86.71      25.83      63.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Zip Code

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Zip Code                 Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
89052                        9    $3,548,163      1.08%     6.369%       687  $394,240     78.46%     83.62%     57.74%     65.57%
95032                        3     3,319,000      1.01      4.678        699  1,106,333    70.92      77.86      42.15     100.00
95020                        4     2,185,000      0.66      6.057        693   546,250     78.40      91.90      59.04      77.35
92101                        5     1,898,910      0.58      5.898        742   379,782     78.74      86.37      85.30      85.30
94598                        3     1,865,296      0.57      5.160        703   621,765     78.35      93.16      46.39      85.56
91320                        3     1,857,600      0.56      5.751        664   619,200     68.70      71.07      76.31     100.00
94131                        3     1,715,800      0.52      5.477        713   571,933     78.16      87.64       0.00     100.00
94112                        3     1,705,385      0.52      5.947        718   568,462     76.52      80.11      34.81     100.00
33040                        3     1,463,705      0.44      5.791        717   487,902     71.34      79.90      74.37      74.37
92107                        2     1,396,000      0.42      5.462        641   698,000     80.00      90.00      58.74     100.00
Other                    1,048   308,893,266     93.65      6.008        702   294,745     77.61      86.48      31.36      69.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Remaining                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Months To Maturity       Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Amortization                Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Type                     Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 YEAR ARM                  9    $1,944,808      0.59%     6.885%       700  $216,090     75.79%     78.42%     17.52%     36.53%
3 YEAR ARM                 621   180,338,699     54.67      6.101        697   290,400     78.30      87.08      12.98      62.75
5 YEAR ARM                 375   120,452,570     36.52      5.975        706   321,207     76.40      84.69      64.63      77.62
6 MONTH ARM                 75    25,813,896      7.83      5.118        719   344,185     77.09      88.99      24.87      98.65
7 YEAR ARM                   6     1,298,152      0.39      6.840        700   216,359     78.23      86.98       0.00      56.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                               Distribution by Prepayment Term Months

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Prepayment                  Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Term Months              Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                          872  $275,567,744     83.54%     6.018%       701  $316,018     77.49%     86.25%     35.44%     72.07%
12                           2       535,311      0.16      5.664        716   267,655     84.62      92.69       0.00     100.00
36                         211    53,095,071     16.10      5.824        704   251,635     77.41      86.41      19.53      63.60
42                           1       650,000      0.20      5.750        668   650,000     79.76      94.99       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Periodic                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Cap                      Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                      925  $257,117,707     77.95%     6.044%       700  $277,965     78.14%     86.93%     15.04%     65.21%
2.00%                      161    72,730,419     22.05      5.781        708   451,742     75.21      84.08      95.37      90.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Months to                   Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Rate Reset               Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below                  75   $25,813,896      7.83%     5.118%       719  $344,185     77.09%     88.99%     24.87%     98.65%
21 - 30                     11     4,235,178      1.28      5.562        704   385,016     80.98      87.05       2.50      91.62
31 - 40                    610   176,103,522     53.39      6.114        697   288,694     78.23      87.08      13.23      62.06
51 - 60                    375   120,452,570     36.52      5.975        706   321,207     76.40      84.69      64.63      77.62
71 - 80                      1       241,550      0.07      6.625        681   241,550     80.00      86.62       0.00       0.00
81 - 90                      5     1,056,602      0.32      6.890        705   211,320     77.83      87.06       0.00      69.75
111 - 120                    9     1,944,808      0.59      6.885        700   216,090     75.79      78.42      17.52      36.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Maximum Lifetime Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Maximum                     Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Lifetime Rate            Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.49% & Below                1      $499,950      0.15%     4.000%       697  $499,950     80.00%     80.00%    100.00%    100.00%
9.50 - 9.99%                 7     5,452,045      1.65      4.694        697   778,864     68.85      76.14      64.78     100.00
10.00 - 10.49%              30    12,732,324      3.86      5.206        706   424,411     74.79      80.57      94.18      90.22
10.50 - 10.99%             115    41,825,955     12.68      5.670        709   363,704     75.63      84.03      78.73      86.19
11.00 - 11.49%             222    68,563,621     20.79      5.627        708   308,845     76.97      86.30      40.57      83.25
11.50 - 11.99%             309    88,687,536     26.89      5.976        702   287,015     77.79      86.77      20.95      67.08
12.00 - 12.49%             240    65,437,027     19.84      6.280        699   272,654     79.27      87.98      12.50      52.16
12.50 - 12.99%             125    36,918,216     11.19      6.658        693   295,346     78.58      88.06       9.98      60.68
13.00 - 13.49%              29     7,875,440      2.39      7.176        683   271,567     79.40      86.74      10.34      66.78
13.50 - 13.99%               6     1,300,661      0.39      7.632        692   216,777     69.17      90.55       0.00      88.61
14.00 - 14.49%               2       555,350      0.17      8.000        661   277,675     91.83      91.83       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Minimum Lifetime Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Minimum                     Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Lifetime Rate            Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%               232   $96,707,322     29.32%     5.610%       711  $416,842     75.87%     85.57%     76.46%     92.58%
2.50 - 2.99%               853   232,978,404     70.63      6.142        698   273,128     78.17      86.60      14.63      61.75
3.00 - 3.49%                 1       162,400      0.05      4.875        656   162,400     80.00      94.98       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
                            Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Margin                   Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%               232   $96,707,322     29.32%     5.610%       711  $416,842     75.87%     85.57%     76.46%     92.58%
2.50 - 2.99%               853   232,978,404     70.63      6.142        698   273,128     78.17      86.60      14.63      61.75
3.00 - 3.49%                 1       162,400      0.05      4.875        656   162,400     80.00      94.98       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by First Adjustment Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
First                       Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Adjustment Cap           Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                       75   $25,813,896      7.83%     5.118%       719  $344,185     77.09%     88.99%     24.87%     98.65%
5.00%                    1,011   304,034,229     92.17      6.059        700   300,726     77.53      86.08      33.42      68.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Periodic Lifetime Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Periodic                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Lifetime Cap             Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%               390  $123,695,530     37.50%     5.999%       706  $317,168     76.41%     84.62%     63.21%     76.75%
5.01 - 5.50%                22     8,363,911      2.54      5.709        702   380,178     76.01      85.35      38.10      98.60
5.51 - 6.00%               641   187,426,339     56.82      6.067        699   292,397     78.35      87.19      12.93      64.04
6.01 - 6.50%                22     6,880,764      2.09      4.742        717   312,762     74.86      90.16      26.47     100.00
6.51 - 7.00%                11     3,481,582      1.06      4.252        721   316,507     79.11      92.90      17.12     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

                                                 Distribution by Interest Only Loans

------------------------------------------------------------------------------------------------------------------------------------
                                                 Pct.
                                                  Of
                                                 Pool      Weighted   Weighted              Weighted    Weighted    Pct.
                        Number                    By         Avg.       Avg.      Avg.        Avg.       Avg.      Full        Pct.
Interest                    Of     Principal  Principal     Gross     Current  Principal   Original   Combined   Alternate    Owner
Only Loans               Loans       Balance    Balance    Coupon       FICO    Balance       LTV        LTV        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                           69   $24,294,728      7.37%     5.974%       700  $352,098     76.07%     80.25%     45.79%     88.28%
Y                        1,017   305,553,397     92.63      5.987        702   300,446     77.61      86.79      31.71      69.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,086  $329,848,125    100.00%     5.986%       702  $303,728     77.50%     86.30%     32.75%     70.81%
------------------------------------------------------------------------------------------------------------------------------------

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap and the Effective WAC Cap. The WAC Cap and the Effective WAC Cap calculated based on an actual/360 basis (the WAC Cap plus the purchased interest rate cap not including the Class A-1 Interest Rate Cap) for each Distribution Date are as set forth in the following table. The Principal Certificates are assumed to pay on the 25th of a month. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR, six-month LIBOR, one year LIBOR, and one year CMT remain constant at 20.00%, and (ii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that distribution date in the following table.

      Distribution                    Effective WAC
          Date         WAC Cap (%)       Cap (%)
          ----         -----------       -------
          Jan-05         6.60878        10.00000
          Feb-05         5.54284        10.00000
          Mar-05         6.22007        10.00000
          Apr-05         5.61813        10.00000
          May-05         5.80540        10.00000
          Jun-05         5.61813        10.00000
          Jul-05         5.80540        10.00000
          Aug-05         5.61814        10.00000
          Sep-05         5.69346        10.00000
          Oct-05         5.88325        10.00000
          Nov-05         5.69348        10.00000
          Dec-05         5.88327        10.00000
          Jan-06         5.69349        10.00000
          Feb-06         5.69350        10.00000
          Mar-06         6.38697        10.00000
          Apr-06         5.76889        10.00000
          May-06         5.96120        10.00000
          Jun-06         5.76892        10.00000
          Jul-06         5.96123        10.00000
          Aug-06         5.76895        10.00000
          Sep-06         5.84437        10.00000
          Oct-06         6.04268        10.00000
          Nov-06         5.84777        10.00000
          Dec-06         6.04272        10.00000
          Jan-07         5.84781        10.00000
          Feb-07         5.84783        10.00000
          Mar-07         6.55793        10.00000
          Apr-07         5.92391        10.00000
          May-07         6.12140        10.00000
          Jun-07         5.92396        10.00000
          Jul-07         6.12146        10.00000
          Aug-07         5.92402        10.00000
          Sep-07         5.99351        10.00000
          Oct-07         9.09284        10.00000
          Nov-07         8.82122        10.00000
          Dec-07         9.11495        10.00000
          Jan-08         8.82062        10.00000
          Feb-08         8.82031        10.00000
          Mar-08         9.42937        10.00000
          Apr-08         9.38138        10.00000
          May-08         9.69832        10.00000
          Jun-08         9.38516        10.00000
          Jul-08         9.69767        10.00000
          Aug-08         9.38453        10.00000
          Sep-08         9.38421        10.00000
          Oct-08         9.69668        10.00000
          Nov-08         9.38355        10.00000
          Dec-08         9.69599        10.00000
          Jan-09         9.38287        10.00000
          Feb-09         9.38253        10.00000
          Mar-09        10.38741        10.38741
          Apr-09         9.38182        10.00000
          May-09         9.69418        10.00000
          Jun-09         9.38110        10.00000
          Jul-09         9.69342        10.00000
          Aug-09         9.38035        10.00000
          Sep-09         9.37997        10.00000
          Oct-09        10.47666        10.47666
          Nov-09        10.96554        10.96554
          Dec-09        11.33107        11.33107
          Aug-09        10.96555        10.96555
          Sep-09        10.96556        10.96556
          Oct-09        12.14044        12.14044
          Nov-09        10.96801        10.96801
          Dec-09        11.33361        11.33361
          Jan-10        10.96802        10.96802
          Feb-10        11.33362        11.33362
          Mar-10        10.96802        10.96802
          Apr-10        10.96802        10.96802
          May-10        11.33363        11.33363
          Jun-10        10.96803        10.96803
          Jul-10        11.33363        11.33363
          Aug-10        10.96804        10.96804
          Sep-10        10.96804        10.96804
          Oct-10        12.14319        12.14319
          Nov-10        10.96804        10.96804
          Dec-10        11.33364        11.33364
          Jan-11        10.96804        10.96804
          Feb-11        11.33365        11.33365
          Mar-11        10.96805        10.96805
          Apr-11        10.98748        10.98748
          May-11        11.35374        11.35374
          Jun-11        10.98927        10.98927
          Jul-11        11.35559        11.35559
          Aug-11        10.98930        10.98930
          Sep-11        10.98931        10.98931
          Oct-11        11.74721        11.74721
          Nov-11        10.98934        10.98934
          Dec-11        11.35566        11.35566
          Jan-12        10.98936        10.98936
          Feb-12        11.35569        11.35569
          Mar-12        10.98939        10.98939
          Apr-12        10.98941        10.98941
          May-12        11.35573        11.35573

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

      Distribution                    Effective WAC
          Date         WAC Cap (%)       Cap (%)
          ----         -----------       -------

          Jun-12        10.98943        10.98943
          Jul-12        11.35576        11.35576

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

      Distribution                    Effective WAC
          Date         WAC Cap (%)       Cap (%)
          ----         -----------       -------
          Aug-12        10.98946        10.98946
          Sep-12        10.98947        10.98947
          Oct-12        12.16693        12.16693
          Nov-12        10.98950        10.98950
          Dec-12        11.35583        11.35583
          Jan-13        10.98953        10.98953
          Feb-13        11.35586        11.35586
          Mar-13        10.98955        10.98955
          Apr-13        10.98957        10.98957
          May-13        11.35590        11.35590
          Jun-13        10.98959        10.98959
          Jul-13        11.35593        11.35593
          Aug-13        10.98962        10.98962
          Sep-13        10.98963        10.98963
          Oct-13        12.16710        12.16710
          Nov-13        10.98966        10.98966
          Dec-13        11.35599        11.35599
          Jan-14        10.98968        10.98968
          Feb-14        11.35601        11.35601
          Mar-14        10.98970        10.98970
          Apr-14        10.98972        10.98972
          May-14        11.37924        11.37924
          Jun-14        11.01874        11.01874
          Jul-14        11.38607        11.38607

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $483,012,998.47 (the initial fix rate notional amount), a term of 57 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------

   Distribution Period                                  Interest Rate Cap
        (months)             Cap Strike Rate (%)       Notional Amount ($)
        --------             -------------------       -------------------
            1                          6.60878           483,012,998.47
            2                          5.54284           468,829,848.14
            3                          6.22007           455,062,982.51
            4                          5.61813           441,700,187.94
            5                          5.80540           428,729,609.00
            6                          5.61813           416,139,737.99
            7                          5.80540           403,919,404.76
            8                          5.61814           392,057,766.79
            9                          5.69346           380,544,299.56
           10                          5.88325           369,368,787.30
           11                          5.69348           358,521,313.84
           12                          5.88327           347,992,253.91
           13                          5.69349           337,772,264.55
           14                          5.69350           327,852,276.87
           15                          6.38697           318,223,487.98
           16                          5.76889           308,877,353.21
           17                          5.96120           299,805,578.55
           18                          5.76892           291,000,113.26
           19                          5.96123           282,453,142.79
           20                          5.76895           274,157,081.78
           21                          5.84437           266,104,567.43
           22                          6.04268           258,288,452.88
           23                          5.84777           250,701,941.94
           24                          6.04272           243,338,151.90
           25                          5.84781           236,190,546.95
           26                          5.84783           229,252,783.00
           27                          6.55793           222,518,702.08
           28                          5.92391           215,982,326.88
           29                          6.12140           209,637,868.47
           30                          5.92396           203,479,681.32
           31                          6.12146           197,502,298.91
           32                          5.92402           191,700,415.09
           33                          5.99351           186,068,879.38
           34                          9.09284           180,602,659.44
           35                          8.82122           175,252,678.13
           36                          9.11495           170,060,963.13
           37                          8.82062           165,022,535.50
           38                          8.82031           160,132,879.87
           39                          9.42937           155,387,613.68
           40                          9.38138           150,782,488.27
           41                          9.69832           146,321,056.84
           42                          9.38516           141,991,276.81
           43                          9.69767           137,789,208.98
           44                          9.38453           133,711,094.46
           45                          9.38421           129,753,284.82
           46                          9.69668           125,912,238.85

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

   Distribution Period                                  Interest Rate Cap
        (months)             Cap Strike Rate (%)       Notional Amount ($)
        --------             -------------------       -------------------
           47                          9.38355           122,184,519.43
           48                          9.69599           118,566,790.47
           49                          9.38287           115,055,813.92
           50                          9.38253           111,648,446.92
           51                              N/A                      N/A
           52                          9.38182           105,132,429.35
           53                          9.69418           102,017,944.21
           54                          9.38110            98,995,394.28
           55                          9.69342            96,062,072.29
           56                          9.38035            93,215,350.54
           57                          9.37997            90,452,678.61
       58 & Above                          N/A                      N/A

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix B

This transaction will contain a one-month LIBOR interest rate cap agreement (the "Class A-1 Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on the Class A-1 Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $118,588,249.97 (the initial fix rate notional amount), a term of 14 months beginning on the twenty-sixth distribution date and a strike rate as detailed in the table below with an upper collar of 9.00%.

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------

   Distribution Period                                  Interest Rate Cap
        (months)             Cap Strike Rate (%)       Notional Amount ($)
        --------             -------------------       -------------------
          20                            8.61103           118,588,249.97
          21                            8.57793           117,429,903.15
          22                            8.59184           116,281,621.71
          23                            8.46706           115,143,403.89
          24                            8.48729           114,015,165.57
          25                            8.35963           112,896,819.26
          26                            8.30758           111,788,278.20
          27                            8.55476           110,689,456.43
          28                            8.23954           109,600,176.12
          29                            8.27917           108,520,444.08
          30                            8.14457           107,450,177.30
          31                            8.19068           106,389,292.74
          32                            8.05351           105,337,708.14
          33                            8.04331           104,295,341.90
      34 & Above                            N/A                      N/A

The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.